Exhibit 99.1

FISCAL AND PAYING AGENCY AGREEMENT
Between
SANTANDER BANK, N.A.
Issuer
and
DEUTSCHE BANK TRUST COMPANY AMERICAS
Fiscal Agent, Registrar, Paying Agent, Transfer Agent, and Calculation Agent
___________________
Dated as of January 12, 2015
___________________
2.00% Senior Notes due 2018
 Senior Floating Rate Notes due 2018

TABLE OF CONTENTS

This FISCAL AND PAYING AGENCY AGREEMENT (the "Agreement") is entered into as of January 12, 2015 by and between Santander Bank, N.A., as Issuer (the "Bank"), and Deutsche Bank Trust Company Americas as Fiscal and Paying Agent (the "Fiscal and Paying Agent").
W I T N E S S E T H:
WHEREAS, the Bank proposes to issue and sell $750,000,000 of its 2.00% Senior Notes Due 2018 (the "Fixed Rate Notes") and $250,000,000 of its Senior Floating Rate Notes due 2018 (the "Floating Rate Notes" and, together with the Fixed Rate Notes, the "Notes") in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof to certain institutional accredited investors in an offering that is exempt from registration with the Securities and Exchange Commission; and
WHEREAS, the Bank desires to appoint the Fiscal and Paying Agent as fiscal agent, registrar, paying agent, transfer agent, and calculation agent of the Bank with respect to the preparation, authentication, delivery, registration and payment of the Notes;
NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and agreements set forth herein, the parties hereby agree as follows:
ARTICLE 1

APPOINTMENT
Section 1.1.                          Appointment of Fiscal Agent, Registrar, Paying Agent, Transfer Agent, and Calculation Agent.  The Fiscal and Paying Agent is hereby appointed as fiscal agent, registrar, paying agent transfer agent, and calculation agent for the Notes on the terms and conditions specified in this Agreement, in the Notes and in the Interest Calculation Agreement (attached hereto as Exhibit C), and the Fiscal and Paying Agent hereby accepts such appointment.
ARTICLE 2

THE NOTES
Section 2.1.                          Form of Notes.  The Notes will be represented by one or more global certificates, each such certificate hereinafter called a "Global Note."  All Global Notes shall be registered in the name of The Depository Trust Company ("DTC") as depository, or its nominee or a successor depository or nominee, including Euroclear and Clearstream.  All Global Notes shall be in substantially the form attached hereto as Exhibit A-1, A-2 and B and may have such appropriate insertions, omissions, variations or substitutions as are required or permitted by, and not inconsistent with, this Agreement, and may also have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable law or with any applicable rules or regulations made pursuant thereto or with the rules or regulations of any securities exchange or governmental agency or as may, consistently herewith, be determined by the officers of the Bank executing such Global Notes, as evidenced by their execution thereof.  Beneficial interests in the Global Notes will be shown on, and transfers thereof will be effected only through, records maintained by DTC or its nominee, including Euroclear and Clearstream, and its participants.

Section 2.2.                          Certifications of Authorized Representatives of the Bank.

(a)            Any instruction given by the Bank to the Fiscal and Paying Agent under this Agreement shall be in the form of an Officer's Certificate.  For the purposes of this Agreement, "Officer's Certificate" means a certificate signed by an Authorized Representative (defined below) and delivered to the Fiscal and Paying Agent.

(b)            On or before the original issue date, the Bank shall furnish the Fiscal and Paying Agent with an Officer's Certificate of the Bank certifying the incumbency and specimen signatures of the representatives of the Bank who are authorized to instruct the Fiscal and Paying Agent regarding the completion and delivery of the Global Notes and take other actions hereunder (each, an "Authorized Representative").  The Bank shall notify the Fiscal and Paying Agent promptly in writing if any of such persons ceases to be so authorized or if any additional person becomes so authorized together, in the case of an additional authorized person, with evidence satisfactory to the Fiscal and Paying Agent that such person has been so authorized and any such change shall become effective on the Business Day (as hereinafter defined) on which the Fiscal and Paying Agent receives notice thereof.

Section 2.3.                          Authentication and Delivery.

(a)            All Notes shall be issued and delivered in accordance with the terms of this Agreement, the Global Notes and the Letter of Representations from the Bank to DTC dated January 8, 2015.  All instructions regarding the completion and delivery of Notes shall be given in writing by an Authorized Representative by facsimile, electronic transmission or other means acceptable to the Fiscal and Paying Agent.
Upon receipt of such written instructions as described in this Section 2.3(a), the Fiscal and Paying Agent shall:
(i)            manually authenticate such Global Note or Global Notes by any one of the officers of the Fiscal and Paying Agent duly authorized and designated by it for such purpose; and

(ii)            deliver such Global Note or Global Notes to DTC or its nominees, including Euroclear and Clearstream, or retain and hold such Global Note or Global Notes as custodian for DTC pursuant to DTC's instructions.

(b)            Each Note shall bear an original issue date which shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of such original Note regardless of the date of issuance of any such subsequently issued Note.

(c)            All instructions given by the Bank pursuant to this Section 2.3 must be received by the Fiscal and Paying Agent by 11:00 a.m., New York City time,  on the Business Day (except as indicated in Sections 3.1(b) and 6.11) preceding the original issue date for the Global Notes.  For all purposes under this Agreement, the term "Business Day" shall mean any day that is not a Saturday or Sunday and that, in the City of New York, New York, is not a day on which banking institutions are generally authorized or required by law to be closed.  For the Floating Rate Notes, Business Day shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York or London, England are authorized or required by law, regulation or executive order to close.  The Fiscal and Paying Agent shall not be required to perform any duties on any day that is not a Business Day.

(d)            The Fiscal and Paying Agent shall have no responsibility to the Bank to determine by whom a facsimile or electronic transmission signature of the Bank shall be affixed on the Global Notes, or whether a signature of an Authorized Representative is genuine, if such signature resembles the specimen signature of such Authorized Representative on the Officer's Certificate delivered pursuant to Section 2.2(b).  The Fiscal and Paying Agent shall incur no liability to the Bank in acting or refraining from taking any action hereunder upon instructions contemplated hereby which the recipient thereof believed in good faith to have been given by an Authorized Representative.  In the event a discrepancy exists between the instructions as originally received by the Fiscal and Paying Agent and any subsequent instruction relating to the same subject matter, the original instructions will be deemed controlling if action has already been taken in reliance thereon. The Fiscal and Paying Agent agrees to give notice to the Bank of such discrepancy reasonably promptly upon the discovery by the Fiscal and Paying Agent of such discrepancy.

(e)            Each instruction given to the Fiscal and Paying Agent in accordance with this Section 2.3 shall constitute a representation and warranty to the Fiscal and Paying Agent by the Bank that (i) the issuance and delivery of the Global Notes to which the instruction relates have been duly and validly authorized by the Bank, (ii) such Global Notes, when completed, authenticated and delivered pursuant hereto, will constitute valid and legally binding obligations of the Bank, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding at law or in equity) and (iii) the Fiscal and Paying Agent's appointment to act for the Bank hereunder has been duly authorized by all necessary corporate action of the Bank.

(f)            The Bank further represents and warrants to the Fiscal and Paying Agent that the Bank has the corporate power and authority to enter into this Agreement and to perform the terms hereof.

Section 2.4.                          Denominations; Issuance of Certificated Securities.

(a)            Except as provided in paragraph (b) of this Section 2.4, the Notes shall be issuable only in book-entry form, without coupons, in denominations of $250,000 and any amount in excess thereof which is an integral multiple of $1,000.

(b)            If at any time (i) DTC notifies the Bank in writing that it is unwilling or unable to act as depository for the Notes or if DTC ceases to be a clearing agency registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and a successor depository is not appointed by the Bank within 90 days after the effective date of DTC's ceasing to act as depository for the Notes, (ii) the Bank, at its option, notifies the Fiscal and Paying Agent in writing that it elects to cause the issuance of Notes in definitive form or (iii) any event shall have happened and be continuing which, after notice or lapse of time, or both, would constitute an Event of Default as defined in the Notes, the Bank will execute, and the Fiscal and Paying Agent will, upon the execution of the then standard form of the Fiscal and Paying Agent's agreement for certificated securities and upon receipt of instructions in writing from the Bank, authenticate and deliver Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Notes then outstanding in exchange for such Global Notes.  Any such certificated Notes will be issued in fully registered form to the persons identified by DTC as the beneficial owners thereof, without coupons, in denominations of $250,000 or any amount in excess thereof which is an integral multiple of $1,000.  Such certificated Notes may not subsequently be exchanged by a holder for Notes in denominations of less than $250,000.  If Notes are issued in definitive form hereunder, payment and other terms related to such Notes will be as set forth on the face thereof.

Section 2.5.                          Principal Amount; Reopening.  The aggregate principal amount of the Notes that may be authenticated and issued under this Agreement is initially limited to $1,000,000,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.4, 2.6 or 2.9; provided, however, that the Bank may, so long as no Event of Default (as defined in the Notes) has occurred and is continuing, reopen the Notes to issue additional Notes on the same terms and conditions (except for issue date and offering price), with the same CUSIP number as the Notes and which shall form a single series with the originally issued Notes, without the consent of the holders of the Notes; provided, however, that such additional Notes must be fungible with the originally issued Notes for U.S. federal income tax purposes.  As used herein, the term "Notes" includes any such additional Notes.

Section 2.6.                          Security Register; Registration of Transfer and Exchange.

(a)            The Fiscal and Paying Agent shall, so long as any of the Notes remains outstanding, maintain records in accordance with its customary practices, including all forms of transfer for the Notes, and shall:  (i) keep at its corporate trust office a register (the "Security Register") in such form as the Fiscal and Paying Agent may determine, in which, subject to such reasonable requirements as it may prescribe, it shall provide for the registration of the Global Notes and of any exchanges or transfers thereof and (ii) maintain records showing for each outstanding Note issued in definitive form under Section 2.4(b), the principal amount, maturity date, interest rate and other terms thereof, the date of original issue and all subsequent transfers and consolidations or exchanges.

(b)            All Notes presented for transfer shall be duly endorsed or be accompanied by a written instrument of transfer with such evidence of due authorization and guarantee of signature as may reasonably be required by the Fiscal and Paying Agent.  Upon receipt by the Bank of a Note submitted for transfer, the Bank will execute, and the Fiscal and Paying Agent will authenticate, one or more new Notes of like tenor and terms in an aggregate principal amount equal to the principal amount of the Note presented for transfer in accordance with the transfer instructions accompanying same.  The Fiscal and Paying Agent shall date its signature on the date it signs such Notes.  No service charge (other than any cost of delivery) shall be imposed by the Fiscal or Paying Agent for any exchange or registration of transfer of a Note, but the Bank or Fiscal and Paying Agent may require the payment of a sum sufficient to cover any stamp or other tax or governmental charge that may be imposed in connection therewith or presentation of evidence that such tax or charge has been paid.  Notwithstanding anything to the contrary set forth herein, no registration or transfer shall be made on or after the fifteenth day immediately preceding the Maturity Date (as defined in the Note).

(c)            Notwithstanding anything in this Agreement to the contrary, unless Notes are issued in definitive form under Section 2.4(b) hereof, beneficial ownership of the Notes will only be shown on, and transfers thereof will be effected only through, records maintained by DTC, its nominees, including Euroclear and Clearstream, or its participants (as defined in the offering circular dated January 7, 2015 relating to the offering of the Notes).  The Fiscal and Paying Agent shall have no responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, and it shall be fully protected in acting or refraining from acting on any such information provided by DTC with respect thereto.

Section 2.7.                          Persons Deemed Owners.  Prior to due presentment of a Note for registration or transfer, the Bank, the Fiscal and Paying Agent and any agent of the Bank or the Fiscal and Paying Agent may treat the person in whose name such Note is registered as the owner of such Note for the purpose of receiving payments of principal and interest, if any, and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Bank nor the Fiscal and Paying Agent shall be affected by notice to the contrary.

Section 2.8.                          Cancellation of Unissued Global Notes.  Promptly upon the written request of the Bank, the Fiscal and Paying Agent shall cancel and return to the Bank all unissued Global Notes in its possession.

Section 2.9.                          Mutilated, Stolen or Destroyed Notes.  In case a Note shall at any time become mutilated, destroyed, lost or stolen and such Note or evidence satisfactory to the Bank or the Fiscal and Paying Agent of the loss, theft, or destruction thereof (together with indemnity satisfactory to the Bank and the Fiscal and Paying Agent and such other documents of proof as may be required by them) shall be delivered to the Bank, a new Note of like tenor will be issued by the Bank in exchange for the Note so mutilated, or in lieu of the Note so destroyed or lost or stolen.  The Fiscal and Paying Agent will authenticate any such substituted Note and deliver the same on the written request or authorization of an Authorized Representative.  All expenses and reasonable charges associated with procuring the indemnity referred to above and with the preparation, authentication and delivery of a new Note shall be borne by the holder of the Note so mutilated, destroyed, lost or stolen.  If any Note which has matured or is about to mature shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) upon compliance by the holder thereof with the provisions of this Section 2.9 (including delivery of an indemnity satisfactory to the Bank and the Fiscal and Paying Agent and such other documents of proof as may be required by them).

Section 2.10.                          Redemption.
(a)            No sinking fund will be provided for the Notes.

(b)            The Notes are subject to redemption at the option of the Bank, at any time on or after the 30th day prior to the Maturity Date, in whole or in part on no less than 30 nor more than 60 days' prior notice delivered to the Holders and the Fiscal and Paying Agent. The Notes will be redeemable at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest. If fewer than all of the Notes are to be redeemed, the Fiscal and Paying Agent will select the Notes for redemption on a pro rata basis, by lot or by such other method as the Fiscal and Paying Agent deems fair and appropriate, in accordance with DTC's procedures. The Notes will be redeemed in denominations of $250,000 and integral multiples of $1,000 in excess thereof.  If any Notes are to be redeemed in part only, the notice of redemption that relates to the Notes will state the portion of the Notes to be redeemed. Unless the Bank defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or the portions of the Notes called for redemption.
ARTICLE 3

THE FISCAL AND PAYING AGENT
Section 3.1.                          Payment of Notes.

(a)            Payments of principal and interest payable at the Maturity Date will be made by wire transfer in immediately available funds to the bank accounts in the United States designated by the Holders of the Notes, provided that the Notes are presented to the Fiscal and Paying Agent in time for the Fiscal and Paying Agent to make such payments in such funds in accordance with its normal procedures and subject to Section 3.3 hereof.

(b)            Payments of interest (other than interest payable at Maturity Date) for the Fixed Rate Notes will be made on January 12 and July 12 of each year (individually, an "Interest Payment Date"), commencing on July 12, 2015 to the holders of the Notes entitled thereto as of the close of business 15 calendar days immediately preceding each Interest Payment Date, as the case may be (whether or not such day is a Business Day) (each such date, a "Fixed Rate Regular Record Date") immediately preceding the interest payment date, by wire transfer of immediately available funds to the bank accounts in the United States designated by such holders in a written notice received by the Fiscal and Paying Agent not later than the applicable Regular Record Date and subject to Section 3.3 hereof.

(c)            Payments of interest (other than interest payable at Maturity Date) for the Floating Rate Notes will be made on January 12, April 12, July 12, and October 12 of each year (individually, an "Interest Payment Date"), commencing on April 12, 2015 to the holders of the Notes entitled thereto as of the close of business 15 calendar days immediately preceding each Interest Payment Date, as the case may be (whether or not such day is a Business Day) (each such date, a "Floating Rate Regular Record Date," and, together with the Fixed Rate Regular Record Dates and the Maturity Date, a "Payment Date") immediately preceding the interest payment date, by wire transfer of immediately available funds to the bank accounts in the United States designated by such holders in a written notice received by the Fiscal and Paying Agent not later than the applicable Regular Record Date and subject to Section 3.3 hereof.

(d)            The Fiscal and Paying Agent is authorized and, subject to its prior receipt of funds in respect thereof, will pay amounts falling due in respect of any Note duly presented for payment as provided in paragraph (a) of this Section 3.1 as long as the Global Note representing such Note has been authenticated by one of the Fiscal and Paying Agent's officers who was duly designated and authorized for such purpose at the time of such authentication, notwithstanding that said officer is no longer so designated or the authority of said officer has been terminated between the time of execution and the time of payment.

(e)            The Fiscal and Paying Agent shall have no obligation to use its own funds for any payment of principal or interest on the Notes or for any other purpose pursuant to this Agreement.

Section 3.2.                          Information Regarding Amounts Payable.  The Fiscal and Paying Agent shall, as soon as practicable after each record date for the payment of interest on the Notes (other than interest payable on the Maturity Date), but not later than five days preceding the related interest payment date, notify the Bank of the amount of interest to be paid on the Notes on the related interest payment date.

Section 3.3.                          Deposit of Funds.

(a)            The Bank shall deposit with the Fiscal and Paying Agent by 10:00 a.m., New York City time (i) on the business day immediately preceding each interest payment date (other than the Maturity Date) an amount in immediately available funds sufficient to pay the interest due on the Notes on such date and (ii) on the business day immediately preceding the Maturity Date an amount in immediately available funds sufficient to pay the full principal amount of the Notes and all unpaid interest accrued thereon to the Maturity Date in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. The Bank shall confirm by facsimile or electronically in PDF format on the business day prior to the day payment is due to be made to the Fiscal and Paying Agent that it has issued irrevocable payment instructions for the transfer of the relevant sum due to the account of the Fiscal and Paying Agent. The Fiscal and Paying Agent shall hold such funds in trust and apply them to the payment of such principal and interest (including any additional amounts) on such Payment Date.  All sums payable to the Fiscal and Paying Agent hereunder shall be paid to such account with such bank as the Fiscal and Paying Agent may from time to time notify the Bank not less than three business days before any such sum is due and payable.

(b)            In any case where a Payment Date shall not be a Business Day at any place of payment, then the relevant payment need not be made on such date at such place but may be made on the next succeeding day which is a Business Day at such place, with the same force and effect as if made on the date for such payment, and no additional interest in respect of such Payment Date shall accrue for the period from and after such Payment Date.

Section 3.4.                          Disposition of Funds Held for Payment of Notes.
(a)            In acting under this Agreement and in connection with the Notes, the Fiscal and Paying Agent is acting solely as agent of the Bank and does not assume any obligation or relationship of agency or trust with the Holders of the Notes or the beneficial owners of the Global Notes, except that, subject to the provisions of subsection (b) of this Section 3.4, all money deposited with the Fiscal and Paying Agent pursuant to Section 3.3 shall be held by it on behalf of the Holders of the Notes and the beneficial holders of the Global Notes entitled thereto until such money is disbursed to the holders of the Notes (subject to escheat and other unclaimed property laws) in accordance with the provisions of the Notes and this Agreement.  Money deposited with the Fiscal and Paying Agent need not be segregated from other funds of the Fiscal and Paying Agent, except to the extent required by law.  The Fiscal and Paying Agent agrees that it shall not exercise any right of set‑off, lien or similar claim in respect of such money deposited with the Fiscal and Paying Agent.

(b)            Any money deposited with the Fiscal and Paying Agent for the payment of the principal of or interest on any Note that remains unclaimed or unpaid for two years after such principal or interest has become due and payable or, if sooner, at the effectiveness of the resignation or removal of the Fiscal and Paying Agent, shall be remitted by the Fiscal and Paying Agent to the Bank and the Holders of the Notes entitled thereto shall thereafter, as unsecured general creditors, look only to the Bank for payment thereof as successor fiscal and paying agent, and all liability of the Fiscal and Paying Agent with respect to such money shall thereupon cease.

Section 3.5.                          Receipt and Delivery of Notices.

(a)            Forthwith upon the receipt by the Fiscal and Paying Agent of a demand or notice from any Holder of a Note in accordance with the provisions hereof, the Fiscal and Paying Agent shall promptly forward a copy thereof to the Bank.

(b)            On behalf of and at the request and expense of the Bank, the Fiscal and Paying Agent shall cause to be delivered to the Holders of the Notes all notices required to be given by the Bank to such Holders in accordance with the provisions hereof.

Section 3.6.                          Additional Responsibilities.  If the Bank shall ask the Fiscal and Paying Agent to perform any duties not specifically set forth in this Agreement as duties of the Fiscal and Paying Agent (the "Additional Responsibilities") and the Fiscal and Paying Agent chooses to perform such Additional Responsibilities, the Fiscal and Paying Agent shall be held to the same standard of care and shall be entitled to all the protective provisions (including, but not limited to, indemnification) set forth herein with respect to such Additional Responsibilities, unless the Fiscal and Paying Agent has entered into a separate written agreement which specifically addresses the standard of care with respect to such Additional Responsibilities.

Section 3.7.                          Miscellaneous.  Notwithstanding anything to the contrary herein:
(a)            in paying principal and interest on the Notes hereunder, the Fiscal and Paying Agent shall be acting as a conduit and shall not be paying such principal or interest for its own account.  In the absence of written notice from the Bank to the contrary, the Fiscal and Paying Agent shall be entitled to assume that any Note presented to it, or deemed presented to it, for payment, is entitled to be so paid;

(b)            the Fiscal and Paying Agent shall not be required to invest any moneys delivered to it pursuant to this Agreement and shall have no liability for interest on any moneys received or held by it hereunder;

(c)            the Fiscal and Paying Agent shall not be responsible for the accuracy of any recital of any party (other than the Fiscal and Paying Agent) that is stated herein or in the Notes or in any offering materials relating thereto and makes no representations as to the validity or enforceability of the Notes and shall incur no responsibility in respect thereto;

(d)            the Fiscal and Paying Agent shall be protected in acting or refraining from acting upon any notice, order, requisition, request, consent, certificate, order, opinion (including an opinion of counsel, Officer's Certificate or both), affidavit, letter, telegram or other paper or document deemed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons;

(e)            any action taken by the Fiscal and Paying Agent pursuant to this Agreement upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the Holder of a Note shall be conclusive and binding upon (i) all future Holders of the same Note and any Note issued in exchange therefor or in place thereof and (ii) all beneficial owners of the same Note and (iii) all Holders of the same Note issued in definitive form pursuant to Section 2.4(b) hereof;

(f)            The Fiscal and Paying Agent and each of its officers, directors and employees, in such person's individual capacity or any other capacity, may become the owner of, or acquire any interest in, any Notes or other obligations of the Bank with the same rights that it would have had if it were not the Fiscal and Paying or an officer, director or employee thereof, as the case may be, and may engage or be interested in any financial or other transaction with the Bank; and

(g)            The Fiscal and Paying Agent may employ a custodian, agent, nominee or delegate to transact or concur in transacting any business and to do or concur in doing any acts required to be done by the Fiscal and Paying Agent (including the receipt and payment of money) and shall not be responsible for the misconduct or negligence of any such agent appointed with due care, in good faith and without negligence.

ARTICLE 4

LIABILITY AND INDEMNIFICATION
Section 4.1.                          Liability.

(a)            The duties and obligations of the Fiscal and Paying Agent are ministerial in nature and such duties and obligations shall be determined solely by the express provisions of this Agreement.  The Fiscal and Paying Agent will not have any fiduciary duties.  The Fiscal and Paying Agent shall not be liable to the Bank, the Holders of Notes or the beneficial owners of the Global Notes except for the performance of such duties and obligations as are specifically set forth herein and no implied covenants shall be read into this Agreement against it.

(b)            The Fiscal and Paying Agent shall not be required to ascertain whether any action taken by the Bank hereunder, including (i) the offering and sale of Notes, (ii) the issuance of such Notes or (iii) any amendment or termination of this Agreement, has been duly authorized by the Bank or is in compliance with any other agreement to which the Bank is a party (whether or not the Fiscal and Paying Agent is also a party to such other agreements) or any law or governmental regulation to which the Bank is subject.  The Fiscal and Paying Agent shall have no responsibility in the case of any default by the Bank in the performance of the Notes.

(c)            The Fiscal and Paying Agent shall not have any liability hereunder except in the case of its gross negligence, willful misconduct or material breach of this Agreement.  Notwithstanding anything to the contrary herein, in no event shall the Fiscal and Paying Agent be liable for any special, indirect, incidental or punitive damages. This limitation of liability will apply regardless of the form of action.

Section 4.2.                          Indemnification.  The Bank agrees to indemnify the Fiscal and Paying Agent, its officers, directors and employees and to hold them each harmless against, any loss, liability, cost, claim, action, demand or expense (including the costs and expenses of defending against any claim of liability) incurred without gross negligence or willful misconduct on their part arising out of or in connection with their acting as the Fiscal and Paying Agent or performing any other duties pursuant to the terms and conditions hereof.  The obligations of the Bank under this Section 4.2 shall survive the payment of the Notes and the resignation or removal of the Fiscal and Paying Agent and the termination of this Agreement.

Section 4.3.                          Agents and Advisors.  The Fiscal and Paying Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or advisors selected by it in good faith as it may reasonably require and will not be responsible for any negligence or misconduct on the part of any of them so selected by the Fiscal and Paying Agent with due care, in good faith and without negligence.

ARTICLE 5

RESIGNATION OR REMOVAL OF FISCAL AND PAYING AGENT; SUCCESSION
Section 5.1.                          Maintenance of Fiscal and Paying Agent. The Bank agrees that it shall maintain the Fiscal and Paying Agent pursuant to this Agreement so long as any of the Notes are outstanding, or until moneys for the payment of all principal of and interest remaining unclaimed shall have been returned to the Bank as provided in Section 3.4(a), whichever occurs earlier.

Section 5.2.                          Resignation or Removal.  The Fiscal and Paying Agent may at any time resign from its duties hereunder by giving written notice of resignation to the Bank specifying the date on which such resignation shall become effective; provided, however, that such date shall not be less than 30 Business Days after such notice is received by the Bank.  The Bank may at any time remove the Fiscal and Paying Agent by giving written notice of removal to the Fiscal and Paying Agent specifying the date on which such removal shall be effective; provided, however, that such date shall not be less than 30 Business Days after such notice is given to the Fiscal and Paying Agent, and, provided further, that no such notice shall expire less than 15 days before or 15 days after any Payment Date.  Such notice of removal shall be in duplicate signed on behalf of the Bank, one copy of which shall be delivered to the Fiscal and Paying Agent being removed and one copy to the successor agent.  Any termination or resignation hereunder shall not affect the Fiscal and Paying Agent's right to the payment of fees earned or charges incurred through the effective date of such termination or resignation, as the case may be.  If, after 30 days, no successor to such Fiscal and Paying Agent shall have been so appointed, or if so appointed, shall not have accepted appointment as hereinafter provided, any holder of a Note, on behalf of itself and all others similarly situated, or such Fiscal and Paying Agent may petition any court of competent jurisdiction for the appointment of a successor to such Fiscal and Paying Agent.  There will at all times be a fiscal agent for the Notes on the terms and conditions specified in this Agreement, in the Notes and in the Interest Calculation Agreement which will be a bank or trust company organized and doing business under the laws of the United States of America or the State of New York, in good standing and having an established place of business in the City of New York, and authorized under such laws to exercise corporate trust powers.

Section 5.3.                          Successor Fiscal and Paying Agent.  Upon the effective date of such resignation or removal, the Fiscal and Paying Agent shall deliver any money then held by it pursuant to Section 3.4(a) to the successor appointed by the Bank to serve as fiscal and paying agent for the Notes and all liability of the Fiscal and Paying Agent with respect to such money shall thereupon cease.  The Fiscal and Paying Agent shall also provide such successor with a copy of its records relating to the Notes as such successor shall reasonably request.  However, the Fiscal and Paying Agent may retain copies of any records turned over for archival purposes.  If such successor has not been appointed by the effective date of such resignation or removal, the Fiscal and Paying Agent shall pay such money and deliver such records to the Bank with the same effect as though such payment were made pursuant to Section 3.4(b); it being understood and agreed that the Bank may undertake to perform any of the functions of the Fiscal and Paying Agent.  The delivery, transfer and assignment of such moneys and records by the Fiscal and Paying Agent to its successor or the Bank, as the case may be, shall be sufficient, without the requirement of any additional act or the requirement of any indemnity to be given by the Fiscal and Paying Agent, to relieve the Fiscal and Paying Agent of all further responsibility for the exercise of the rights or the performance of the obligations vested in the Fiscal and Paying Agent pursuant to this Agreement.  The Bank shall notify, or cause the Fiscal and Paying Agent to notify, each holder of Global Notes of the appointment of any successor Fiscal and Paying Agent or the undertaking of the Bank to perform the functions of the Fiscal and Paying Agent.

Section 5.4.                          Successor by Merger, Etc.  Any corporation or association into which the Fiscal and Paying Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust and agency business as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become successor Fiscal and Paying Agent hereunder and shall be invested with all of the rights, powers, trusts, duties and obligations of the Fiscal and Paying Agent hereunder, without the execution or filing of any instrument or any further act.  The Fiscal and Paying Agent shall provide notice to the Bank of any such conversion, merger, consolidation, sale or transfer as soon as practicable after the Fiscal and Paying Agent obtains knowledge that such event will occur or has occurred.

ARTICLE 6

MISCELLANEOUS
Section 6.1.                          Compensation of the Fiscal and Paying Agent.  The Bank agrees to pay the Fiscal and Paying Agent compensation for all services rendered by the Fiscal and Paying Agent hereunder in such amounts as set forth on the Fee Schedule attached hereto and payable at such times as the Bank and the Fiscal and Paying Agent may agree to and to promptly reimburse the Fiscal and Paying Agent for all reasonable out-of-pocket expenses (including reasonable attorneys' fees), disbursements and advances incurred or made by the Fiscal and Paying Agent in the performance of its duties hereunder.  The obligation of the Bank pursuant to this Section 6.1 shall survive the termination of this Agreement, including any termination pursuant to any federal or state bankruptcy law, to the extent enforceable under applicable law.

Section 6.2.                          Reliance on Opinions of Counsel or Officer's Certificate.

(a)            The Fiscal and Paying Agent may, at any time, request and receive an opinion of counsel of its selection (including its in-house counsel) concerning its duties hereunder.  The Fiscal and Paying Agent shall be free to act upon the advice contained in such opinion and shall have no liability to the Bank, the holders of the Notes or the beneficial owners of the Global Notes in respect of an action taken or omitted by the Fiscal and Paying Agent in good faith in reliance on a written opinion of such counsel (including its in‑house counsel).

(b)            Except in the event of gross negligence or willful misconduct, the Fiscal and Paying Agent shall have no liability to the Bank, the holders of the Notes or the beneficial owners of the Global Notes in respect of an action taken or omitted by the Fiscal and Paying Agent in good faith in reliance on an Officer's Certificate.

Section 6.3.                          Notes Held by Fiscal and Paying Agent.  The Fiscal and Paying Agent, in its individual or other capacity, may become a purchaser, holder, transferor, pledgee or may otherwise own, hold or transfer any beneficial interest in any Notes and may commence or join in any action which a beneficial owner of a Note is entitled to take without any conflict with its responsibilities pursuant to this Agreement.

Section 6.4.                          Notices.  Notices and other communications hereunder shall (except to the extent otherwise expressly provided) be in writing in English and shall be sent by facsimile transmission (in such case confirmed by prepaid airmail) or certified or registered mail, postage prepaid, or electronically in PDF format and shall be addressed as follows, or to such other addresses as the parties hereto shall specify from time to time.

If to the Bank:	Santander Bank, N.A. c/o Santander Holdings USA, Inc. 75 State Street Boston, MA 02109 Attention: Andrew Withers Telephone: (617) 757-3524 Fax: (617) 346-7494 Email: AWithers@santander.us

With a copy to:	Wachtell, Lipton, Rosen & Katz 51 West 52 Street New York, NY 10019 Attention: Mark Veblen Telephone: 212-403-1000 Fax: 212-403-2000 Email: mveblen@wlrk.com

If to the Fiscal And Paying Agent:	Deutsche Bank Trust Company Americas Trust and Agency Services 60 Wall Street MS NYC60-1630 New York, New York 10005 Attention: Deal Manager – Santander Bank, N.A. Fax: 732-578-4635

With a copy to:
Deutsche Bank Trust Company Americas
c/o Deutsche Bank National Trust Company
Trust and Agency Services
100 Plaza One, 6th Floor
Mail Stop JCY03-0699
Jersey City, New Jersey 07311-3901
Attention:  Deal Manager – Santander Bank, N.A.
Fax:  732-578-4635

All notices shall be deemed effective when received.  All notices required to be given to the Holders of Notes shall be in writing and sent by first‑class mail to such holders at their respective addresses shown in the Security Register.

Section 6.5.                          Parties.  Except for rights arising under Section 3.4(a), this Agreement is solely for the benefit of the parties hereto and their successors and assigns and nothing herein, express or implied, shall grant any benefit or any legal or equitable right, remedy or claim under this Agreement to any other person including, without limitation, any Holder of a Note or any beneficial owner of a Global Note.

Section 6.6.                          Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND, WHERE APPROPRIATE, THE LAWS OF THE UNITED STATES.

Section 6.7.                          Separability.  In case any provision in this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.8.                          Effect of Headings.  The article and section headings herein are for convenience of reference only and shall not affect the construction hereof.

Section 6.9.                          Amendments.

(a)            Without the consent of the Holders of the Notes, the Bank and the Fiscal and Paying Agent, at any time and from time to time, may amend, modify or supplement the terms of this Agreement and the Notes, including: (x) to cure ambiguities, or cure, correct or supplement any defective provision, (y) to make any further modifications of the terms of this Agreement necessary or desirable to allow for the issuance of any additional Notes, which modification will not be materially adverse to the Holders of the Notes and (z) in any manner that Bank and the Fiscal and Paying Agent may deem necessary or desirable and which will not be materially adverse to the interests of the Holders of the Notes, to all of which each holder of notes will, by acceptance of the notes, be deemed to have consented.  Each holder of notes will, by acceptance of the Notes amended pursuant to this Section 6.9(a), be deemed to have consented to such amendment, modification or supplement.

(b)            In addition to, and not in limitation of Section 6.9(a), with the written consent of the Holders of at least 50% of the principal amount of the Notes to be affected, the Bank and the Fiscal and Paying Agent may from time to time and at any time enter into agreements modifying, amending or supplementing this Agreement or the provisions of the Notes to add provisions, change in any manner or eliminate any provisions of this Agreement, or  modify the rights of Holders of Notes in any manner.  Such modification, amendment or supplement may not, without the consent of the holders of each outstanding note affected:

(i)            change the Maturity Date of any Note, reduce or cancel the amount payable at maturity, reduce the amount payable or modify the payment date for any interest on any Note or vary the method of calculating the interest rate for any Note, reduce any minimum interest rate and/or maximum interest rate for a Note, modify the currency in which payments under any Note are to be made, change the Bank's obligation to pay additional amounts for Notes, or materially modify the redemption provisions relating to the redemption price or redemption date relating to any Note;

(ii)            reduce the percentage in principal amount of Notes outstanding, the consent of whose Holders is required for any such amendment to this Agreement or the Notes;

(iii)            reduce the percentage in principal amount of outstanding notes the consent of which holders is required at any meeting of holders of notes at which a resolution is adopted; or

(iv)            modify any of the provisions of this Section 6.9, except to increase any such percentage or to provide that certain other provisions of this Agreement or the Notes cannot be modified or waived without the consent of the Holder of each outstanding Note.
If the consent of the Holders of the Notes is required hereunder, the Bank and the Fiscal and Paying Agent shall request such consent and the Bank will deliver to each Holder of Notes an explanation of such amendment and the terms thereof.  It shall not be necessary under this Section 6.9 for the Holders of the Notes to approve the precise form of any proposed amendment.

(c)            Upon the execution of any amendment to this Agreement under this Section 6.9 by the Bank and the Fiscal and Paying Agent, this Agreement shall be modified in accordance therewith, such amendment shall form a part of this Agreement for all purposes and each holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.  The Fiscal and Paying Agent, on behalf of the Bank, shall promptly transmit by mail to each holder of Notes a notice setting forth the general terms of any amendment to this Agreement executed under this Section 6.9.

(d)            Before entering into any amendment to this Agreement, the Fiscal and Paying Agent shall receive and be fully protected in relying upon an Officer's Certificate and an opinion from counsel to the Bank that all conditions precedent in connection with the execution of such amendment have been satisfied.  The Fiscal and Paying Agent may, but shall not be obligated to, execute any amendment if such amendment adversely affects the Fiscal and Paying Agent's rights, duties or immunities.

Section 6.10.                          Events of Default; Rescission.

(a)            Upon the occurrence of an Event of Default (as defined in the Notes) or the curing of an Event of Default, the Bank will promptly notify in writing the Fiscal and Paying Agent thereof, and the Fiscal and Paying Agent will promptly notify, by first‑class mail, postage prepaid, the Holders of the Notes thereof.  If an Event of Default shall occur and be continuing, the Holder of a Note, upon written notice to the Bank and the Fiscal and Paying Agent, may, at its option, declare such Note to be, and, on the day such declaration shall have been delivered to the Bank and the Fiscal and Paying Agent, unless the Fiscal and Paying Agent shall have received notice from the Bank that all Events of Default have been cured by the Bank prior to receipt by the Fiscal and Paying Agent of such declaration, such Note shall become, immediately due and payable at its principal amount, together with accrued and unpaid interest thereon to the date of payment.

(b)            At any time after the delivery to the Fiscal and Paying Agent of a declaration of an Event of Default and acceleration pursuant to the provisions of a Note, the holder of a Note, by written notice evidencing its ownership interest to the Bank and the Fiscal and Paying Agent, may rescind and annul such declaration of an Event of Default and its consequences with respect to such Note.  No such rescission shall affect any subsequent Event of Default or impair any right consequent thereto.

(c)            The Holder of a Note may waive any past Event of Default and its consequences with respect to such Note.  No such waiver shall affect any subsequent Event of Default or impair any right consequent thereto.

Section 6.11.                          Actions Due on Saturdays, Sundays and Holidays.  If any date on which a payment, notice or other action required by this Agreement falls is other than a Business Day, then that action or payment need not be taken or made on such date, but may be taken or made on the next succeeding Business Day on which the Fiscal and Paying Agent is open for business with the same force and effect as if made on such date.

Section 6.12.                          Agreement to Pay Attorneys' Fees and Other Expenses.  In the event the Bank shall default under any of the provisions of this Agreement and the Fiscal and Paying Agent shall employ outside attorneys or incur other expenses for the enforcement of performance or observance or any such obligation or agreement, the Bank agrees that it will on demand pay to the Fiscal and Paying Agent the reasonable fees and expenses of such attorneys and such other reasonable expenses incurred by the Fiscal and Paying Agent.

Section 6.13.                          Survival.  The Fiscal and Paying Agent's rights to compensation, reimbursement and indemnification shall survive the termination of this Agreement, including any termination pursuant to any federal or state bankruptcy law, to the extent enforceable under applicable law.

Section 6.14.                          No Implied Waivers.  The right of any party under any provision of this Agreement shall not be affected by its prior failure to require the performance by any other party under such provision or any other provision of this Agreement, nor shall the waiver by any party of a breach of any provision hereof constitute a waiver of any succeeding breach of the same or any other provision or constitute a waiver of the provision itself or any other provision.

Section 6.15.                          Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto, shall be delivered to each of the parties hereto. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 6.16.                          Term.  This Agreement shall remain in full force and effect until the earlier to occur of (i) such time as the principal of and interest on all the Notes shall have been paid, (ii) the effective date of the resignation or removal of the Fiscal and Paying Agent or (iii) the payment of funds to the Bank in accordance with Section 3.4(b).

Section 6.17.                          Complete Agreement.  This Agreement and any appendix hereto contain the entire understanding of the parties with respect to the subject hereof (except for any separate confidentiality agreement between the Bank and the Fiscal and Paying Agent), and no waiver, alteration or modification of any of the provisions hereof shall be binding unless in writing and signed by a duly authorized representative of all parties hereto.

Section 6.18.                          Compliance with Applicable Anti-Terrorism and Money Laundering Regulations.  In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA PATRIOT Act of the United States ("Applicable Law"), the Fiscal and Paying Agent is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Fiscal and Paying Agent. Accordingly, each of the parties agree to provide the other party, upon its request from time to time, such identifying information and documentation as may be available for such party in order to enable such party to comply with Applicable Law.

Section 6.19.                          Force Majeure.  The Fiscal and Paying Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Fiscal and Paying Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility).

Section 6.20.                          Certain Taxes.  In the event that any stamp, transfer, other documentary or similar taxes or duties may be imposed by any governmental authority in connection with the execution or delivery of this Agreement or the original issuance of the Notes or the enforcement of any provisions hereof or thereof, the Bank will pay to the appropriate party such amounts as may be necessary to compensate such party for such taxes or duties. Notwithstanding the foregoing, nothing contained herein shall be deemed to require the Bank to pay any such taxes with respect to transfers or exchanges of the Notes.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

SANTANDER BANK, N.A

By:	/s/ Juan Carlos Alvarez
Name: Juan Carlos Alvarez
Title: Chief Financial Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS By: Deutsche Bank National Trust Company
as Fiscal Agent, Registrar, Paying Agent and Transfer Agent

By:	/s/ Linda Reale
Name: Linda Reale
Title: Vice President

By:	/s/ Robert S. Peschler
Name: Robert S. Peschler
Title: Vice President

FEE SCHEDULE

EXHIBIT A-1
FORM OF GLOBAL NOTE
THIS NOTE IS NOT REQUIRED TO BE, AND IS NOT, REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").
THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR ANY OTHER GOVERNMENT AGENCY OR INSTRUMENTALITY AND IS SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE OBLIGATIONS OF SANTANDER BANK, N.A. (THE "BANK") EVIDENCED BY THIS NOTE ARE UNSECURED AND UNSUBORDINATED INDEBTEDNESS OF THE BANK AND RANK PARI PASSU AMONG THEMSELVES AND OTHER UNSECURED AND UNSUBORDINATED INDEBTEDNESS OF THE BANK BUT THEY ARE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO THE BANK'S OBLIGATIONS TO ITS DEPOSITORS AND OTHER OBLIGATIONS ENTITLED TO ANY PRIORITIES OR PREFERENCES AND ARE NOT SECURED.
THIS NOTE IS AN OBLIGATION SOLELY OF THE BANK AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, SANTANDER HOLDINGS USA, INC. OR ANY OF THE BANK'S OTHER AFFILIATES OR SUBSIDIARIES.
THIS NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.  EACH OWNER OF A BENEFICIAL INTEREST IN THIS NOTE MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN A $250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS NOTE AT ALL TIMES.

Registered Principal Amount:
No.:
CUSIP No.: 80280JDB4
ISIN No.: US80280JDB44
A-1

SANTANDER BANK, N.A.
2.00% Senior Note Due 2018
This 2.00% Senior Note Due 2018 (the "Security") is registered in the name of CEDE & CO., the nominee of The Depository Trust Company (the "Depository"), 55 Water Street, New York, New York, and may not be transferred except as a whole by the nominee of the Depository to another nominee of the Depository or to the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository unless and until this Security is exchanged in whole or in part for Securities in definitive form.  Unless this certificate is presented by an authorized representative of the Depository to Deutsche Bank Trust Company Americas, as Fiscal and Paying Agent or any duly appointed successor Fiscal and Paying Agent (the "Fiscal and Paying Agent"), and any certificate issued is registered in the name of Cede & Co. or such other name as is requested in writing by an authorized representative of the Depository (and any payment is made to Cede & Co. or to such other entity as is requested in writing by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
The Bank, for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount of _____________________ ($_____________ ) on January 12, 2018 (the "Maturity Date") and to pay interest from July 12, 2015, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 2.00% per annum (calculated on the basis of a 360‑day year of twelve 30‑day months), on the unpaid principal hereof until said principal amount has been paid in full or duly made available for payment, semiannually in arrears on January 12 and July 12 of each year, commencing July 12, 2015 and on the Maturity Date (each, an "Interest Payment Date").  Payments will include interest accrued to (but excluding) the relevant Interest Payment Date.  All payments on this Security shall be applied first to accrued interest and the balance, if any, to principal.
If the Maturity Date or any other Interest Payment Date falls on a day that is not a Business Day (as defined below), the related payment shall be made on the next succeeding Business Day with the same force and effect as if made on the day such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date or Interest Payment Date, as the case may be.  The term "Business Day" means any day that is not a Saturday or Sunday and that is not a day on which banking institutions are generally authorized or required to be closed in The City of New York, New York.
Reference is made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.
Unless the certificate of authentication hereon has been executed by the Fiscal and Paying Agent by the manual signature of one of its authorized signatories, this Security shall not be valid or obligatory for any purpose.
A-1-2

IN WITNESS WHEREOF, the Bank has caused this Security to be duly executed and its corporate seal to be hereunto affixed and attested.
SANTANDER BANK, N.A.

(CORPORATE SEAL)	By:

Attest:

By:
Name:
Title:

This is one of the Securities referred to
in the within‑mentioned Fiscal and
 Paying Agency Agreement:
DEUTSCHE BANK TRUST COMPANY AMERICAS,
 as Fiscal and Paying Agent

By: Deutsche Bank National Trust Company
By:

Dated:  January 12, 2015
A-1-3

Form of Reverse Side of Note
1.            This Security is one of a duly authorized issue of securities of the Bank, designated as its "2.00% Senior Notes Due 2018" (the "Securities"), initially limited in aggregate principal to $500,000,000.  The Bank may, so long as no Event of Default (as defined below) has occurred and is continuing and without the consent of the Holders (as defined below) hereof, issue additional Securities and thereby increase such aggregate principal amount in the future, on the same terms and conditions (except for issue date and offering price) and with the same CUSIP number as this Security; provided, however, that such additional Securities shall be consolidated and form a single series with this Security only if such additional Securities are fungible with this Security for U.S. federal income tax purposes.  The Bank, for the benefit of the registered holders from time to time of the Securities (collectively, the "Holders"), has entered into a Fiscal and Paying Agency Agreement, dated as of January 12, 2015 (as the same may be amended, supplemented or otherwise modified from time to time, the "Fiscal and Paying Agency Agreement"), between the Bank and the Fiscal and Paying Agent.  Reference is hereby made to the Fiscal and Paying Agency Agreement (copies of which are on file and available for inspection during normal business hours at the offices of the Fiscal and Paying Agent at Deutsche Bank Trust Company Americas, Trust and Agency Services, 60 Wall Street, MS NYC60-1630, New York, New York 10005, Attention: Deal Manager – Santander Bank, N.A., with a copy to Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust Company, Trust and Agency Services, 100 Plaza One, 6th Floor, Mail Stop JCY03-0699, Jersey City, New Jersey 07311-3901, Attention: Deal Manager – Santander Bank, N.A., or at such other place or places as the Fiscal and Paying Agent shall designate by notice to the Holder in whose name this Security is registered on the Security Register (as defined in Section 3 of this Security)), for a statement of the further rights of the Holders and the further rights, limitations of rights, duties and indemnities thereunder of the Bank and the Fiscal and Paying Agent and of the terms upon which the Securities are, and are to be, authenticated and delivered.
Payment of the principal and interest payable on the Maturity Date will be made by wire transfer in immediately available funds to a bank account in the United States designated by the Holder, upon presentation and surrender of this Security at the office of the Fiscal and Paying Agent or its affiliate at such other place or places as the Fiscal and Paying Agent shall designate by notice to the Holder, provided that this Security is presented to the Fiscal and Paying Agent in time for the Fiscal and Paying Agent to make such payments in such funds in accordance with its normal procedures and subject to the deposit by the Bank of sufficient funds to enable the Fiscal and Paying Agent to make such payments.  Payments of interest (other than interest payable on the Maturity Date) shall be made by wire transfer in immediately available funds to a bank account in the United States designated by the Holder in a written notice received by the Fiscal and Paying Agent not later than the applicable Record Date (as defined below).  Interest payable on any Interest Payment Date (other than the Maturity Date) shall be payable to the Holder in whose name this Security is registered at the close of business 15 calendar days immediately preceding an Interest Payment Date, as the case may be (whether or not a Business Day), immediately preceding the Interest Payment Date (each such date being referred to herein as a "Regular Record Date"), notwithstanding the cancellation of this Security after such Regular Record Date and prior to or on such Interest Payment Date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such defaulted interest will be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Bank (a "Special Record Date"), notice of which shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date (the Regular Record Date and Special Record Date are referred to herein collectively as "Record Dates"). Interest payable on this Security on the Maturity Date will be payable to the Holder to whom the principal of this Note is payable on such date.  To the extent permitted by applicable law, interest shall accrue, at the rate at which interest accrues on the principal of this Security, on any amount of principal of or interest on this Security not paid when due.  All payments on this Security shall be applied first to accrued interest and the balance, if any, to principal.
A-1-4

2.             Payments of principal of and interest on this Security shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.  Until the date on which all of the Securities shall have been surrendered or delivered to the Fiscal and Paying Agent for cancellation or destruction, or become due and payable and a sum sufficient to pay the principal of and interest on all of the Securities shall have been made available for payment and either paid or returned to the Bank as provided herein and in the Fiscal and Paying Agency Agreement, the Fiscal and Paying Agent or its affiliate shall at all times maintain an office or agency in New York City, where Securities may be presented or surrendered for payment; provided that, any successor Fiscal and Paying Agent appointed by the Bank as permitted by Section 10 of this Security, or the Bank upon undertaking the performance of the functions of Fiscal and Paying Agent, shall not be required to maintain an office in New York City but shall be required to maintain an office or agency the location of which shall be communicated promptly to the Holder of this Security.
3.             Except as otherwise provided on the face of this Security, this Security is transferable in whole or in part, and may be exchanged for a like aggregate principal amount of Securities of other authorized denominations, by the Holder in person, or by his, her or its attorney duly authorized in writing, at the office of the Fiscal and Paying Agent or its affiliate.  The Fiscal and Paying Agent shall maintain a register providing for the registration of the Securities and any exchange or transfer thereof (the "Security Register").  Upon surrender or presentation of this Security for exchange or registration of transfer, the Bank shall execute and the Fiscal and Paying Agent shall authenticate and deliver in exchange therefor a Security or Securities, each in a denomination of $250,000 or any amount in excess thereof which is an integral multiple of $1,000 which has or have an aggregate denomination equal to the denomination of this Security and is or are registered in such name or names requested by the Holder.  Any Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Fiscal and Paying Agent) be duly endorsed, or accompanied by a written instrument of transfer with such evidence of due authorization and guarantee of signature as may reasonably be required by the Fiscal and Paying Agent in form satisfactory to the Fiscal and Paying Agent, duly executed by the Holder or his, her or its attorney duly authorized in writing, and with such tax identification number or other information for each person in whose name a Security is to be issued as the Fiscal and Paying Agent may reasonably request to comply with applicable law.  No exchange or registration of transfer of this Security shall be made on or after the fifteenth day immediately preceding the Maturity Date.
A-1-5

No service charge (other than any cost of delivery) shall be imposed for any exchange or registration of transfer of this Security, but the Bank or Fiscal and Paying Agent may require the payment of a sum sufficient to cover any stamp or other tax or governmental charge that may be imposed in connection therewith (or presentation of evidence that such tax or charge has been paid).
Prior to due presentment of this Security for registration of transfer, the Bank, the Fiscal and Paying Agent and their respective agents may treat the Holder in whose name this Security is registered in the Security Register as the absolute owner of this Security for the purpose of receiving payments of principal of and interest on this Security and for all other purposes whatsoever, whether or not this Security be overdue, and the Bank and the Fiscal and Paying Agent shall not be affected by any notice to the contrary.
4.            This Security is not subject to repayment at the option of the Holder prior to the Maturity Date and is not subject to any sinking fund.
5.            This Security is subject to redemption at the option of the Bank, at any time on or after the 30th day prior to the Maturity Date, in whole or in part on no less than 30 nor more than 60 days' prior notice delivered to the Holders. This Security will be redeemable at a redemption price equal to 100% of the principal amount of this Security to be redeemed, plus accrued and unpaid interest. If fewer than all of the Securities are to be redeemed, the Fiscal and Paying Agent will select the Securities for redemption on a pro rata basis, by lot or by such other method in accordance with the Depository's procedures. This Security will be redeemed in denominations of $250,000 and integral multiples of $1,000 in excess thereof.  If any Securities are to be redeemed in part only, the notice of redemption that relates to such Securities will state the portion of such Securities to be redeemed. Unless the Bank defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on such Securities or the portions of such Securities called for redemption.
6.             The indebtedness of the Bank evidenced by this Security, including the principal and interest, is unsecured and unsubordinated but it is subordinate and junior in right of payment to the Bank's obligations to its depositors and other obligations that are entitled to any priorities or preferences, such as its obligations under bankers' acceptances and letters of credit and its obligations to any Federal Reserve Bank or the Federal Deposit Insurance Corporation ("FDIC") and to any rights acquired by the FDIC as a result of loans made by the FDIC to the Bank or the purchase or guarantee of any of its assets by the FDIC pursuant to the provisions of 12 U.S.C. Section 1823(c), (d) or (e), in each case whether outstanding at the date of this Security or hereafter incurred (except any such obligations which rank on a parity with or junior to this Security).  In the case of any insolvency proceedings, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation, dissolution or winding‑up of the Bank, whether voluntary or involuntary, all such obligations, except obligations that expressly rank on a parity with or junior to this Security, shall be entitled to be paid in full before any payment shall be made on account of the principal of, or interest on, this Security.  In the event of any such proceeding, after payment in full of all sums owing with respect to such prior obligations, the Holder of this Security, together with the holders of any other obligations of the Bank ranking on a parity with this Security, shall be entitled to be paid from the remaining assets of the Bank, the unpaid principal of, and the unpaid interest on, this Security or such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Bank ranking junior to this Security.  Nothing herein shall impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and any interest on this Security in accordance with its terms.
A-1-6

7.            Notwithstanding any other provisions of this Security, including specifically those set forth in the sections relating to events of default and covenants of the Bank, it is expressly understood and agreed that the FDIC or any other receiver or conservator of the Bank shall have the right in the performance of his or her legal duties, and as part of any transaction or plan of reorganization or liquidation designed to protect or further the continued existence of the Bank or the rights of any parties or agencies with an interest in, or claim against, the Bank or its assets, to transfer or direct the transfer of the obligations of this Security to any national banking association, state bank or bank holding company selected by him or her which shall expressly assume the obligation of the due and punctual payment of the unpaid principal and interest on this Security and the due and punctual performance of all covenants and conditions hereof; and that the completion of such transfer and assumption shall serve to supersede and void any default, acceleration or subordination which may have occurred, or which may occur due or related to such transaction, plan, transfer or assumption, pursuant to the provisions of this Security, and shall serve to return the Holder to the same position, other than for substitution of the obligor, it would have occupied had no default, acceleration or subordination occurred; except that any interest and principal previously due, other than by reason of acceleration, and not paid shall, in the absence of a contrary agreement by the Holder of this Security, be deemed to be immediately due and payable as of the date of such transfer and assumption, together with the interest from its original due date at the rate provided for herein.
8.            Any depository institution, as that term is defined in Section 3(c)(1) of the Federal Deposit Insurance Act, which holds this Security (or beneficial interest herein) shall be deemed to have agreed by acquiring this Security (or beneficial interest herein) that any rights of such institution to offset all or any portion of the indebtedness represented by this Security (or beneficial interest herein) against any indebtedness or other obligations of such institution to the Bank are waived by such institution.
9.            All notices to the Bank under this Security shall be in writing and addressed to the Bank at Santander Bank, N.A., 75 State Street, Boston, MA 02109, Attention: General Counsel, with a copy to, Santander Holdings USA, Inc., 75 State Street, Boston, MA 02109, , Attention: General Counsel, or to such other address as the Bank may notify to the Holder.  All notices to the Fiscal and Paying Agent shall be in writing and addressed to the Fiscal and Paying Agent at the office of the Fiscal and Paying Agent at Deutsche Bank Trust Company Americas, Trust and Agency Services, 60 Wall Street, MS NYC60-1630, New York, New York 10005, Attention: Deal Manager – Santander Bank, N.A., with a copy to Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust Company, Trust and Agency Services, 100 Plaza One, 6th Floor, Mail Stop JCY03-0699, Jersey City, New Jersey 07311-3901, Attention: Deal Manager – Santander Bank, N.A.  All notices to the Holder shall be in writing and sent by first‑class mail to the Holder at his or its address as set forth in the Security Register.
A-1-7

10.             In acting under the Fiscal and Paying Agency Agreement, the Fiscal and Paying Agent is acting solely as the agent of the Bank and does not assume any obligation or relationship of agency or trust with the Holder except money deposited with the Fiscal and Paying Agent will be held on behalf of the Holders until disbursed to the Holders, except as provided in the Fiscal and Paying Agency Agreement.  Under the terms of the Fiscal and Paying Agency Agreement, the Bank may remove any Fiscal and Paying Agent and appoint a new Fiscal and Paying Agent in respect of the Securities, or may remove any Fiscal and Paying Agent and undertake to perform at the Bank any or all of the functions of the Fiscal and Paying Agent under the Fiscal and Paying Agency Agreement.  The Bank shall notify, or cause the Fiscal and Paying Agent to notify, the Holder of this Security of the appointment of any successor Fiscal and Paying Agent or the undertaking of the Bank to perform at the Bank the functions of the Fiscal and Paying Agent.
11.             The Securities are issuable only as fully registered Securities without interest coupons in denominations of $250,000 or any amount in excess thereof which is an integral multiple of $1,000.
12.             The term "Event of Default," as used in this Security, means any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any decree, order, rule or regulation of any governmental agency or body):
  (i)  default in the payment of any interest with respect to the Securities when due, which continues for 30 calendar days;
  (ii)  default in the payment of any principal of the Securities when due;
  (iii)  the Bank consenting to, or a court or other administrative or governmental agency or body entering a decree or order for, the appointment of a receiver or other similar official (other than a conservator) in any liquidation, insolvency or similar proceeding with respect to the Bank or all or substantially of its property and, in the case of a decree or order without the consent of the Bank, such decree or order shall have remained in force for a period of 60 consecutive days;
The Fiscal and Paying Agency Agreement provides that the Bank will promptly notify the Fiscal and Paying Agent, and the Fiscal and Paying Agent will promptly notify by first‑class mail, postage prepaid, the Holders of the Securities, upon the occurrence of an Event of Default.
13.             If an Event of Default shall occur and be continuing, the Holder may, at its option, by written notice to the Bank and the Fiscal and Paying Agent, declare this Security to be, and on the day of such declaration shall have been delivered to the Bank and the Fiscal and Paying Agent, unless the Fiscal and Paying Agent shall have received notice from the Bank that all Events of Default have been cured by the Bank prior to receipt by the Fiscal and Paying Agent of such declaration, such Security shall become, immediately due and payable at its principal amount, together with accrued and unpaid interest thereon to the date of payment.
A-1-8

The Fiscal and Paying Agency Agreement provides that the Holder of this Security may rescind a declaration of an Event of Default and acceleration with respect to this Security under certain circumstances and may waive any past Event of Default and its consequences.
14.             Subject to Section 7 hereof, the Bank shall not consolidate with or merge into any other person or convey, transfer or lease its properties and assets substantially as an entirety to any person, unless (i) the person formed by such consolidation or into which the Bank is merged or the person which acquires by conveyance or transfer, or which leases, the properties and assets of the Bank substantially as an entirety shall be a corporation, partnership or other entity organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, (ii) the person shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest on this Security and the performance or observance of every provision of this Security on the part of the Bank to be performed or observed and (iii) immediately after that consolidation, merger, sale, conveyance, transfer or lease, the person is not in default in the performance or observance of any of the terms, covenants and conditions of the notes to be observed or performed by the Bank with respect to the notes.
15.             The Fiscal and Paying Agency Agreement provides that the Bank and the Fiscal and Paying Agent may amend the Fiscal and Paying Agency Agreement and the Securities, including amendments to the terms of the Securities designed to cure ambiguities, defects or inconsistencies, without the consent of the Holders of the Securities, except that the consent of all Holders of Securities is required in order to change the Maturity Date of any Security, to extend the time of payment on any overdue principal amount, to change the coin or currency in which any Security or the interest thereon is payable, to change the definition of Interest Payment Date, to reduce the principal amount of or rate of interest on any Security, to change the method of payment to other than wire transfer in immediately available funds, to impair the right of the Holder of this Security to institute suit for the enforcement of payments of principal of or interest or other amounts on the Securities, to reduce the percentage in principal amount of Securities outstanding the consent of whose Holders is required to amend the Fiscal and Paying Agency Agreement or the Securities or to modify the provisions of the Fiscal and Paying Agency Agreement governing the amendment thereof and of the Securities.  If the consent of the Holders of Securities is required, the Bank and the Fiscal and Paying Agent shall request such consent and will deliver to each Holder of Securities an explanation of such amendment and the terms thereof. It shall not be necessary for the Holders of Securities to approve the precise form of any proposed amendment.
Any consent or waiver given by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
16.             No reference herein to the Fiscal and Paying Agency Agreement and no provision of this Security shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.  No failure or delay on the part of the Holder in exercising any right under this Security shall operate as a waiver of, or impair, any such right.  No waiver of any such rights shall be effective unless given in writing.
A-1-9

17.            No recourse shall be had for the payment of principal of or interest on this Security for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor organization, either directly or through the Bank or any successor organization, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.
18.            This Security is a debt of the Bank only and is not an obligation of Santander Holdings USA, Inc. or any of its affiliates other than the Bank.
19.            THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND, WHERE APPROPRIATE, THE LAWS OF THE UNITED STATES.
A-1-10

EXHIBIT A-2
FORM OF GLOBAL NOTE
THIS NOTE IS NOT REQUIRED TO BE, AND IS NOT, REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").
THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR ANY OTHER GOVERNMENT AGENCY OR INSTRUMENTALITY AND IS SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE OBLIGATIONS OF SANTANDER BANK, N.A. (THE "BANK") EVIDENCED BY THIS NOTE ARE UNSECURED AND UNSUBORDINATED INDEBTEDNESS OF THE BANK AND RANK PARI PASSU AMONG THEMSELVES AND OTHER UNSECURED AND UNSUBORDINATED INDEBTEDNESS OF THE BANK BUT THEY ARE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO THE BANK'S OBLIGATIONS TO ITS DEPOSITORS AND OTHER OBLIGATIONS ENTITLED TO ANY PRIORITIES OR PREFERENCES AND ARE NOT SECURED.
THIS NOTE IS AN OBLIGATION SOLELY OF THE BANK AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, SANTANDER HOLDINGS USA, INC. OR ANY OF THE BANK'S OTHER AFFILIATES OR SUBSIDIARIES.
THIS NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.  EACH OWNER OF A BENEFICIAL INTEREST IN THIS NOTE MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN A $250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS NOTE AT ALL TIMES.

Registered Principal Amount:
No.:
CUSIP No.: 80280JDB4
ISIN No.: US80280JDB44

A-2-1

SANTANDER BANK, N.A.
2.00% Senior Note Due 2018
This 2.00% Senior Note Due 2018 (the "Security") is registered in the name of CEDE & CO., the nominee of The Depository Trust Company (the "Depository"), 55 Water Street, New York, New York, and may not be transferred except as a whole by the nominee of the Depository to another nominee of the Depository or to the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository unless and until this Security is exchanged in whole or in part for Securities in definitive form.  Unless this certificate is presented by an authorized representative of the Depository to Deutsche Bank Trust Company Americas, as Fiscal and Paying Agent or any duly appointed successor Fiscal and Paying Agent (the "Fiscal and Paying Agent"), and any certificate issued is registered in the name of Cede & Co. or such other name as is requested in writing by an authorized representative of the Depository (and any payment is made to Cede & Co. or to such other entity as is requested in writing by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
The Bank, for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount of _________________ ($_____________) on January 12, 2018 (the "Maturity Date") and to pay interest from July 12, 2015, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 2.00% per annum (calculated on the basis of a 360‑day year of twelve 30‑day months), on the unpaid principal hereof until said principal amount has been paid in full or duly made available for payment, semiannually in arrears on January 12 and July 12 of each year, commencing July 12, 2015 and on the Maturity Date (each, an "Interest Payment Date").  Payments will include interest accrued to (but excluding) the relevant Interest Payment Date.  All payments on this Security shall be applied first to accrued interest and the balance, if any, to principal.
If the Maturity Date or any other Interest Payment Date falls on a day that is not a Business Day (as defined below), the related payment shall be made on the next succeeding Business Day with the same force and effect as if made on the day such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date or Interest Payment Date, as the case may be.  The term "Business Day" means any day that is not a Saturday or Sunday and that is not a day on which banking institutions are generally authorized or required to be closed in The City of New York, New York.
Reference is made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.
Unless the certificate of authentication hereon has been executed by the Fiscal and Paying Agent by the manual signature of one of its authorized signatories, this Security shall not be valid or obligatory for any purpose.

A-2-2

IN WITNESS WHEREOF, the Bank has caused this Security to be duly executed and its corporate seal to be hereunto affixed and attested.
SANTANDER BANK, N.A.

(CORPORATE SEAL)	By:

Attest:

By:
Name:
Title:

This is one of the Securities referred to
in the within‑mentioned Fiscal and
 Paying Agency Agreement:
DEUTSCHE BANK TRUST COMPANY AMERICAS,
 as Fiscal and Paying Agent

By: Deutsche Bank National Trust Company
By:

Dated:  January 12, 2015
A-2-3

Form of Reverse Side of Note
1.            This Security is one of a duly authorized issue of securities of the Bank, designated as its "2.00% Senior Notes Due 2018" (the "Securities"), initially limited in aggregate principal to $250,000,000.  The Bank may, so long as no Event of Default (as defined below) has occurred and is continuing and without the consent of the Holders (as defined below) hereof, issue additional Securities and thereby increase such aggregate principal amount in the future, on the same terms and conditions (except for issue date and offering price) and with the same CUSIP number as this Security; provided, however, that such additional Securities shall be consolidated and form a single series with this Security only if such additional Securities are fungible with this Security for U.S. federal income tax purposes.  The Bank, for the benefit of the registered holders from time to time of the Securities (collectively, the "Holders"), has entered into a Fiscal and Paying Agency Agreement, dated as of January 12, 2015 (as the same may be amended, supplemented or otherwise modified from time to time, the "Fiscal and Paying Agency Agreement"), between the Bank and the Fiscal and Paying Agent.  Reference is hereby made to the Fiscal and Paying Agency Agreement (copies of which are on file and available for inspection during normal business hours at the offices of the Fiscal and Paying Agent at Deutsche Bank Trust Company Americas, Trust and Agency Services, 60 Wall Street, MS NYC60-1630, New York, New York 10005, Attention: Deal Manager – Santander Bank, N.A., with a copy to Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust Company, Trust and Agency Services, 100 Plaza One, 6th Floor, Mail Stop JCY03-0699, Jersey City, New Jersey 07311-3901, Attention: Deal Manager – Santander Bank, N.A., or at such other place or places as the Fiscal and Paying Agent shall designate by notice to the Holder in whose name this Security is registered on the Security Register (as defined in Section 3 of this Security)), for a statement of the further rights of the Holders and the further rights, limitations of rights, duties and indemnities thereunder of the Bank and the Fiscal and Paying Agent and of the terms upon which the Securities are, and are to be, authenticated and delivered.
Payment of the principal and interest payable on the Maturity Date will be made by wire transfer in immediately available funds to a bank account in the United States designated by the Holder, upon presentation and surrender of this Security at the office of the Fiscal and Paying Agent or its affiliate at such other place or places as the Fiscal and Paying Agent shall designate by notice to the Holder, provided that this Security is presented to the Fiscal and Paying Agent in time for the Fiscal and Paying Agent to make such payments in such funds in accordance with its normal procedures and subject to the deposit by the Bank of sufficient funds to enable the Fiscal and Paying Agent to make such payments.  Payments of interest (other than interest payable on the Maturity Date) shall be made by wire transfer in immediately available funds to a bank account in the United States designated by the Holder in a written notice received by the Fiscal and Paying Agent not later than the applicable Record Date (as defined below).  Interest payable on any Interest Payment Date (other than the Maturity Date) shall be payable to the Holder in whose name this Security is registered at the close of business 15 calendar days immediately preceding an Interest Payment Date, as the case may be (whether or not a Business Day), immediately preceding the Interest Payment Date (each such date being referred to herein as a "Regular Record Date"), notwithstanding the cancellation of this Security after such Regular Record Date and prior to or on such Interest Payment Date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such defaulted interest will be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Bank (a "Special Record Date"), notice of which shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date (the Regular Record Date and Special Record Date are referred to herein collectively as "Record Dates"). Interest payable on this Security on the Maturity Date will be payable to the Holder to whom the principal of this Note is payable on such date.  To the extent permitted by applicable law, interest shall accrue, at the rate at which interest accrues on the principal of this Security, on any amount of principal of or interest on this Security not paid when due.  All payments on this Security shall be applied first to accrued interest and the balance, if any, to principal.
A-2-4

2.             Payments of principal of and interest on this Security shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.  Until the date on which all of the Securities shall have been surrendered or delivered to the Fiscal and Paying Agent for cancellation or destruction, or become due and payable and a sum sufficient to pay the principal of and interest on all of the Securities shall have been made available for payment and either paid or returned to the Bank as provided herein and in the Fiscal and Paying Agency Agreement, the Fiscal and Paying Agent or its affiliate shall at all times maintain an office or agency in New York City, where Securities may be presented or surrendered for payment; provided that, any successor Fiscal and Paying Agent appointed by the Bank as permitted by Section 10 of this Security, or the Bank upon undertaking the performance of the functions of Fiscal and Paying Agent, shall not be required to maintain an office in New York City but shall be required to maintain an office or agency the location of which shall be communicated promptly to the Holder of this Security.
3.             Except as otherwise provided on the face of this Security, this Security is transferable in whole or in part, and may be exchanged for a like aggregate principal amount of Securities of other authorized denominations, by the Holder in person, or by his, her or its attorney duly authorized in writing, at the office of the Fiscal and Paying Agent or its affiliate.  The Fiscal and Paying Agent shall maintain a register providing for the registration of the Securities and any exchange or transfer thereof (the "Security Register").  Upon surrender or presentation of this Security for exchange or registration of transfer, the Bank shall execute and the Fiscal and Paying Agent shall authenticate and deliver in exchange therefor a Security or Securities, each in a denomination of $250,000 or any amount in excess thereof which is an integral multiple of $1,000 which has or have an aggregate denomination equal to the denomination of this Security and is or are registered in such name or names requested by the Holder.  Any Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Fiscal and Paying Agent) be duly endorsed, or accompanied by a written instrument of transfer with such evidence of due authorization and guarantee of signature as may reasonably be required by the Fiscal and Paying Agent in form satisfactory to the Fiscal and Paying Agent, duly executed by the Holder or his, her or its attorney duly authorized in writing, and with such tax identification number or other information for each person in whose name a Security is to be issued as the Fiscal and Paying Agent may reasonably request to comply with applicable law.  No exchange or registration of transfer of this Security shall be made on or after the fifteenth day immediately preceding the Maturity Date.
A-2-5

No service charge (other than any cost of delivery) shall be imposed for any exchange or registration of transfer of this Security, but the Bank or Fiscal and Paying Agent may require the payment of a sum sufficient to cover any stamp or other tax or governmental charge that may be imposed in connection therewith (or presentation of evidence that such tax or charge has been paid).
Prior to due presentment of this Security for registration of transfer, the Bank, the Fiscal and Paying Agent and their respective agents may treat the Holder in whose name this Security is registered in the Security Register as the absolute owner of this Security for the purpose of receiving payments of principal of and interest on this Security and for all other purposes whatsoever, whether or not this Security be overdue, and the Bank and the Fiscal and Paying Agent shall not be affected by any notice to the contrary.
4.            This Security is not subject to repayment at the option of the Holder prior to the Maturity Date and is not subject to any sinking fund.
5.            This Security is subject to redemption at the option of the Bank, at any time on or after the 30th day prior to the Maturity Date, in whole or in part on no less than 30 nor more than 60 days' prior notice delivered to the Holders. This Security will be redeemable at a redemption price equal to 100% of the principal amount of this Security to be redeemed, plus accrued and unpaid interest. If fewer than all of the Securities are to be redeemed, the Fiscal and Paying Agent will select the Securities for redemption on a pro rata basis, by lot or by such other method in accordance with the Depository's procedures. This Security will be redeemed in denominations of $250,000 and integral multiples of $1,000 in excess thereof.  If any Securities are to be redeemed in part only, the notice of redemption that relates to such Securities will state the portion of such Securities to be redeemed. Unless the Bank defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on such Securities or the portions of such Securities called for redemption.
6.             The indebtedness of the Bank evidenced by this Security, including the principal and interest, is unsecured and unsubordinated but it is subordinate and junior in right of payment to the Bank's obligations to its depositors and other obligations that are entitled to any priorities or preferences, such as its obligations under bankers' acceptances and letters of credit and its obligations to any Federal Reserve Bank or the Federal Deposit Insurance Corporation ("FDIC") and to any rights acquired by the FDIC as a result of loans made by the FDIC to the Bank or the purchase or guarantee of any of its assets by the FDIC pursuant to the provisions of 12 U.S.C. Section 1823(c), (d) or (e), in each case whether outstanding at the date of this Security or hereafter incurred (except any such obligations which rank on a parity with or junior to this Security).  In the case of any insolvency proceedings, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation, dissolution or winding‑up of the Bank, whether voluntary or involuntary, all such obligations, except obligations that expressly rank on a parity with or junior to this Security, shall be entitled to be paid in full before any payment shall be made on account of the principal of, or interest on, this Security.  In the event of any such proceeding, after payment in full of all sums owing with respect to such prior obligations, the Holder of this Security, together with the holders of any other obligations of the Bank ranking on a parity with this Security, shall be entitled to be paid from the remaining assets of the Bank, the unpaid principal of, and the unpaid interest on, this Security or such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Bank ranking junior to this Security.  Nothing herein shall impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and any interest on this Security in accordance with its terms.
A-2-6

7.            Notwithstanding any other provisions of this Security, including specifically those set forth in the sections relating to events of default and covenants of the Bank, it is expressly understood and agreed that the FDIC or any other receiver or conservator of the Bank shall have the right in the performance of his or her legal duties, and as part of any transaction or plan of reorganization or liquidation designed to protect or further the continued existence of the Bank or the rights of any parties or agencies with an interest in, or claim against, the Bank or its assets, to transfer or direct the transfer of the obligations of this Security to any national banking association, state bank or bank holding company selected by him or her which shall expressly assume the obligation of the due and punctual payment of the unpaid principal and interest on this Security and the due and punctual performance of all covenants and conditions hereof; and that the completion of such transfer and assumption shall serve to supersede and void any default, acceleration or subordination which may have occurred, or which may occur due or related to such transaction, plan, transfer or assumption, pursuant to the provisions of this Security, and shall serve to return the Holder to the same position, other than for substitution of the obligor, it would have occupied had no default, acceleration or subordination occurred; except that any interest and principal previously due, other than by reason of acceleration, and not paid shall, in the absence of a contrary agreement by the Holder of this Security, be deemed to be immediately due and payable as of the date of such transfer and assumption, together with the interest from its original due date at the rate provided for herein.
8.            Any depository institution, as that term is defined in Section 3(c)(1) of the Federal Deposit Insurance Act, which holds this Security (or beneficial interest herein) shall be deemed to have agreed by acquiring this Security (or beneficial interest herein) that any rights of such institution to offset all or any portion of the indebtedness represented by this Security (or beneficial interest herein) against any indebtedness or other obligations of such institution to the Bank are waived by such institution.
9.            All notices to the Bank under this Security shall be in writing and addressed to the Bank at Santander Bank, N.A., 75 State Street, Boston, MA 02109, Attention: General Counsel, with a copy to, Santander Holdings USA, Inc., 75 State Street, Boston, MA 02109, , Attention: General Counsel, or to such other address as the Bank may notify to the Holder.  All notices to the Fiscal and Paying Agent shall be in writing and addressed to the Fiscal and Paying Agent at the office of the Fiscal and Paying Agent at Deutsche Bank Trust Company Americas, Trust and Agency Services, 60 Wall Street, MS NYC60-1630, New York, New York 10005, Attention: Deal Manager – Santander Bank, N.A., with a copy to Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust Company, Trust and Agency Services, 100 Plaza One, 6th Floor, Mail Stop JCY03-0699, Jersey City, New Jersey 07311-3901, Attention: Deal Manager – Santander Bank, N.A.  All notices to the Holder shall be in writing and sent by first‑class mail to the Holder at his or its address as set forth in the Security Register.
A-2-7

10.             In acting under the Fiscal and Paying Agency Agreement, the Fiscal and Paying Agent is acting solely as the agent of the Bank and does not assume any obligation or relationship of agency or trust with the Holder except money deposited with the Fiscal and Paying Agent will be held on behalf of the Holders until disbursed to the Holders, except as provided in the Fiscal and Paying Agency Agreement.  Under the terms of the Fiscal and Paying Agency Agreement, the Bank may remove any Fiscal and Paying Agent and appoint a new Fiscal and Paying Agent in respect of the Securities, or may remove any Fiscal and Paying Agent and undertake to perform at the Bank any or all of the functions of the Fiscal and Paying Agent under the Fiscal and Paying Agency Agreement.  The Bank shall notify, or cause the Fiscal and Paying Agent to notify, the Holder of this Security of the appointment of any successor Fiscal and Paying Agent or the undertaking of the Bank to perform at the Bank the functions of the Fiscal and Paying Agent.
11.             The Securities are issuable only as fully registered Securities without interest coupons in denominations of $250,000 or any amount in excess thereof which is an integral multiple of $1,000.
12.             The term "Event of Default," as used in this Security, means any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any decree, order, rule or regulation of any governmental agency or body):
  (i)  default in the payment of any interest with respect to the Securities when due, which continues for 30 calendar days;
  (ii)  default in the payment of any principal of the Securities when due;
  (iii)  the Bank consenting to, or a court or other administrative or governmental agency or body entering a decree or order for, the appointment of a receiver or other similar official (other than a conservator) in any liquidation, insolvency or similar proceeding with respect to the Bank or all or substantially of its property and, in the case of a decree or order without the consent of the Bank, such decree or order shall have remained in force for a period of 60 consecutive days;
The Fiscal and Paying Agency Agreement provides that the Bank will promptly notify the Fiscal and Paying Agent, and the Fiscal and Paying Agent will promptly notify by first‑class mail, postage prepaid, the Holders of the Securities, upon the occurrence of an Event of Default.
13.             If an Event of Default shall occur and be continuing, the Holder may, at its option, by written notice to the Bank and the Fiscal and Paying Agent, declare this Security to be, and on the day of such declaration shall have been delivered to the Bank and the Fiscal and Paying Agent, unless the Fiscal and Paying Agent shall have received notice from the Bank that all Events of Default have been cured by the Bank prior to receipt by the Fiscal and Paying Agent of such declaration, such Security shall become, immediately due and payable at its principal amount, together with accrued and unpaid interest thereon to the date of payment.
A-2-8

The Fiscal and Paying Agency Agreement provides that the Holder of this Security may rescind a declaration of an Event of Default and acceleration with respect to this Security under certain circumstances and may waive any past Event of Default and its consequences.
14.             Subject to Section 7 hereof, the Bank shall not consolidate with or merge into any other person or convey, transfer or lease its properties and assets substantially as an entirety to any person, unless (i) the person formed by such consolidation or into which the Bank is merged or the person which acquires by conveyance or transfer, or which leases, the properties and assets of the Bank substantially as an entirety shall be a corporation, partnership or other entity organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, (ii) the person shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest on this Security and the performance or observance of every provision of this Security on the part of the Bank to be performed or observed and (iii) immediately after that consolidation, merger, sale, conveyance, transfer or lease, the person is not in default in the performance or observance of any of the terms, covenants and conditions of the notes to be observed or performed by the Bank with respect to the notes.
15.             The Fiscal and Paying Agency Agreement provides that the Bank and the Fiscal and Paying Agent may amend the Fiscal and Paying Agency Agreement and the Securities, including amendments to the terms of the Securities designed to cure ambiguities, defects or inconsistencies, without the consent of the Holders of the Securities, except that the consent of all Holders of Securities is required in order to change the Maturity Date of any Security, to extend the time of payment on any overdue principal amount, to change the coin or currency in which any Security or the interest thereon is payable, to change the definition of Interest Payment Date, to reduce the principal amount of or rate of interest on any Security, to change the method of payment to other than wire transfer in immediately available funds, to impair the right of the Holder of this Security to institute suit for the enforcement of payments of principal of or interest or other amounts on the Securities, to reduce the percentage in principal amount of Securities outstanding the consent of whose Holders is required to amend the Fiscal and Paying Agency Agreement or the Securities or to modify the provisions of the Fiscal and Paying Agency Agreement governing the amendment thereof and of the Securities.  If the consent of the Holders of Securities is required, the Bank and the Fiscal and Paying Agent shall request such consent and will deliver to each Holder of Securities an explanation of such amendment and the terms thereof. It shall not be necessary for the Holders of Securities to approve the precise form of any proposed amendment.
Any consent or waiver given by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
16.             No reference herein to the Fiscal and Paying Agency Agreement and no provision of this Security shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.  No failure or delay on the part of the Holder in exercising any right under this Security shall operate as a waiver of, or impair, any such right.  No waiver of any such rights shall be effective unless given in writing.
A-2-9

17.            No recourse shall be had for the payment of principal of or interest on this Security for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor organization, either directly or through the Bank or any successor organization, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.
18.            This Security is a debt of the Bank only and is not an obligation of Santander Holdings USA, Inc. or any of its affiliates other than the Bank.
19.            THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND, WHERE APPROPRIATE, THE LAWS OF THE UNITED STATES.
A-2-10

EXHIBIT B
FORM OF GLOBAL NOTE
THIS NOTE IS NOT REQUIRED TO BE, AND IS NOT, REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").
THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR ANY OTHER GOVERNMENT AGENCY OR INSTRUMENTALITY AND IS SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE OBLIGATIONS OF SANTANDER BANK, N.A. (THE "BANK") EVIDENCED BY THIS NOTE ARE UNSECURED AND UNSUBORDINATED INDEBTEDNESS OF THE BANK AND RANK PARI PASSU AMONG THEMSELVES AND OTHER UNSECURED AND UNSUBORDINATED INDEBTEDNESS OF THE BANK BUT THEY ARE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO THE BANK'S OBLIGATIONS TO ITS DEPOSITORS AND OTHER OBLIGATIONS ENTITLED TO ANY PRIORITIES OR PREFERENCES AND ARE NOT SECURED.
THIS NOTE IS AN OBLIGATION SOLELY OF THE BANK AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, SANTANDER HOLDINGS USA, INC. OR ANY OF THE BANK'S OTHER AFFILIATES OR SUBSIDIARIES.
THIS NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.  EACH OWNER OF A BENEFICIAL INTEREST IN THIS NOTE MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN A $250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS NOTE AT ALL TIMES.

Registered Principal Amount:
No.:
CUSIP No.: 80280JDC2
ISIN No.: US80280JDC27

SANTANDER BANK, N.A.
Senior Floating Rate Note Due 2018
This Senior Floating Rate Note Due 2018 (the "Security") is registered in the name of CEDE & CO., the nominee of The Depository Trust Company (the "Depository"), 55 Water Street, New York, New York, and may not be transferred except as a whole by the nominee of the Depository to another nominee of the Depository or to the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository unless and until this Security is exchanged in whole or in part for Securities in definitive form.  Unless this certificate is presented by an authorized representative of the Depository to Deutsche Bank Trust Company Americas, as Fiscal and Paying Agent or any duly appointed successor Fiscal and Paying Agent (the "Fiscal and Paying Agent"), and any certificate issued is registered in the name of Cede & Co. or such other name as is requested in writing by an authorized representative of the Depository (and any payment is made to Cede & Co. or to such other entity as is requested in writing by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
The Bank, for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount of _____________________ ($______________) on January 12, 2018 (the "Maturity Date") and to pay interest from April 12, 2015, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at a floating rate equal to the London Interbank Offered Rate for deposits in U.S. dollars having a maturity of three months ("Three-Month LIBOR") plus 93 basis points per annum (calculated on the basis of a 360‑day year of twelve 30‑day months) (the "Applicable Rate"), on the unpaid principal hereof until said principal amount has been paid in full or duly made available for payment, quarterly in arrears on January 12, April 12, July 12, and October 12 of each year, commencing April 12, 2015 and on the Maturity Date (each, an "Interest Payment Date").  The Applicable Rate will be reset on each Interest Payment Date (individually, an "Interest Reset Date").  If any Interest Reset Date falls on a day that is not a Business Day (as defined below), then such Interest Reset Date shall be the next succeeding Business Day; provided, however, that if such succeeding Business Day falls on a day in the next calendar month, then such Interest Reset Date shall be advanced to the next preceding day that is a Business Day.  The Applicable Rate will be determined on the latest business day that is at least two business days prior to the applicable Interest Reset Date (the "Interest Determination Date").  Payments will include interest accrued to (but excluding) the relevant Interest Payment Date.  All payments on this Security shall be applied first to accrued interest and the balance, if any, to principal.
Three-Month LIBOR will be determined by Deutsche Bank Trust Company Americas in accordance with the following provisions:
(1)            With respect to any interest determination date, Three-Month LIBOR will be the rate (expressed as a percentage per annum) for deposits in U.S. dollars having a maturity of three months commencing on the related interest reset date that appears on Reuters Page LIBOR01 as of 11:00 a.m., London time, on that interest determination date.  If no such rate appears, then Three-Month LIBOR, in respect of that interest determination date, will be determined in accordance with the provisions described in (2) below.

(2)            With respect to an interest determination date on which no rate appears on Reuters Page LIBOR01, the Agent will request the principal London offices of each of four major reference banks in the London interbank market (which may include affiliates of the underwriters), as selected by the Bank, to provide its offered quotation (expressed as a percentage per annum) for deposits in U.S. dollars for the period of three months, commencing on the related interest reset date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that interest determination date and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time.  If at least two quotations are provided, then Three-Month LIBOR on that interest determination date will be the arithmetic mean of those quotations.  If fewer than two quotations are provided, then Three-Month LIBOR on the interest determination date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the City of New York, on the interest determination date by three major banks in the City of New York (which may include affiliates of the underwriters) selected by the Bank for loans in U.S. dollars to leading European banks, for a period of three months, commencing on the related interest reset date, and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time.  If at least two such rates are so provided, Three-Month LIBOR on the interest determination date will be the arithmetic mean of such rates.  If fewer than two such rates are so provided, Three-Month LIBOR on the interest determination date will be Three-Month LIBOR in effect with respect to the immediately preceding interest determination date.
"Reuters Page LIBOR01" means the display that appears on Reuters Page LIBOR01 or any page as may replace such page on such service (or any successor service) for the purpose of displaying London interbank offered rates of major banks for U.S. dollars.
All percentages resulting from this calculation will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards.  All calculations of the accrued interest factor for any day will be rounded, if necessary, to the nearest one hundred-millionth, with five one-billionths rounded upward.  All dollar amounts used in or resulting from any of these calculations will be rounded to the nearest cent, with one-half cent being rounded upwards.
The interest rate in effect on each day will be:
•            if the day is an Interest Reset Date, the interest rate for the Interest Determination Date related to the Interest Reset Date; or
•            if the day is not an Interest Reset Date, the interest rate for the Interest Determination Date related to the next preceding Interest Reset Date.
The "Calculation Date" related to any Interest Determination Date on the Security will be the earlier of:
•            the tenth calendar day after the Interest Determination Date, or, if that day is not a business day, the following Business Day; and
•            the Business Day before the interest payment date, maturity date or redemption date.

If the Maturity Date or any other Interest Payment Date falls on a day that is not a Business Day (as defined below), the related payment shall be made on the next succeeding Business Day with the same force and effect as if made on the day such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date or Interest Payment Date, as the case may be; provided, however, that if such succeeding Business Day falls on a day in the next calendar month, then such Maturity Date or Interest Payment Date, as the case may be, shall be advanced to the next preceding day that is a Business Day.  The term "Business Day" means any day that is not a Saturday or Sunday and that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to be closed in The City of New York, New York or London, England.
Reference is made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.
Unless the certificate of authentication hereon has been executed by the Fiscal and Paying Agent by the manual signature of one of its authorized signatories, this Security shall not be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Bank has caused this Security to be duly executed and its corporate seal to be hereunto affixed and attested.
SANTANDER BANK, N.A.

(CORPORATE SEAL)	By:

Attest:

By:
Name:
Title:

This is one of the Securities referred to
in the within‑mentioned Fiscal and
 Paying Agency Agreement:
DEUTSCHE BANK TRUST COMPANY AMERICAS,
 as Fiscal and Paying Agent

By: Deutsche Bank National Trust Company
By:

Dated:  January 12, 2015

Fom of Reverse Side of Note
1.            This Security is one of a duly authorized issue of securities of the Bank, designated as its "Senior Floating Rate Notes Due 2018" (the "Securities"), initially limited in aggregate principal to $250,000,000.  The Bank may, so long as no Event of Default (as defined below) has occurred and is continuing and without the consent of the Holders (as defined below) hereof, issue additional Securities and thereby increase such aggregate principal amount in the future, on the same terms and conditions (except for issue date and offering price) and with the same CUSIP number as this Security; provided, however, that such additional Securities shall be consolidated and form a single series with this Security only if such additional Securities are fungible with this Security for U.S. federal income tax purposes.  The Bank, for the benefit of the registered holders from time to time of the Securities (collectively, the "Holders"), has entered into a Fiscal and Paying Agency Agreement, dated as of January 12, 2015 (as the same may be amended, supplemented or otherwise modified from time to time, the "Fiscal and Paying Agency Agreement"), between the Bank and the Fiscal and Paying Agent.  Reference is hereby made to the Fiscal and Paying Agency Agreement (copies of which are on file and available for inspection during normal business hours at the offices of the Fiscal and Paying Agent at Deutsche Bank Trust Company Americas, Trust and Agency Services, 60 Wall Street, MS NYC60-1630, New York, New York 10005, Attention: Deal Manager – Santander Bank, N.A., with a copy to Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust Company, Trust and Agency Services, 100 Plaza One, 6th Floor, Mail Stop JCY03-0699, Jersey City, New Jersey 07311-3901, Attention: Deal Manager – Santander Bank, N.A., or at such other place or places as the Fiscal and Paying Agent shall designate by notice to the Holder in whose name this Security is registered on the Security Register (as defined in Section 3 of this Security)), for a statement of the further rights of the Holders and the further rights, limitations of rights, duties and indemnities thereunder of the Bank and the Fiscal and Paying Agent and of the terms upon which the Securities are, and are to be, authenticated and delivered.
Payment of the principal and interest payable on the Maturity Date will be made by wire transfer in immediately available funds to a bank account in the United States designated by the Holder, upon presentation and surrender of this Security at the office of the Fiscal and Paying Agent or its affiliate at such other place or places as the Fiscal and Paying Agent shall designate by notice to the Holder, provided that this Security is presented to the Fiscal and Paying Agent in time for the Fiscal and Paying Agent to make such payments in such funds in accordance with its normal procedures and subject to the deposit by the Bank of sufficient funds to enable the Fiscal and Paying Agent to make such payments.  Payments of interest (other than interest payable on the Maturity Date) shall be made by wire transfer in immediately available funds to a bank account in the United States designated by the Holder in a written notice received by the Fiscal and Paying Agent not later than the applicable Record Date (as defined below).  Interest payable on any Interest Payment Date (other than the Maturity Date) shall be payable to the Holder in whose name this Security is registered at the close of business 15 calendar days immediately preceding each Interest Payment Date, as the case may be (whether or not a Business Day), immediately preceding the Interest Payment Date (each such date being referred to herein as a "Regular Record Date"), notwithstanding the cancellation of this Security after such Regular Record Date and prior to or on such Interest Payment Date. Any interest so payable, but not punctually paid or made available for payment, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such defaulted interest will be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Bank (a "Special Record Date"), notice of which shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date (the Regular Record Date and Special Record Date are referred to herein collectively as "Record Dates"). Interest payable on this Security on the Maturity Date will be payable to the Holder to whom the principal of this Note is payable on such date.  To the extent permitted by applicable law, interest shall accrue, at the rate at which interest accrues on the principal of this Security, on any amount of principal of or interest on this Security not paid when due.  All payments on this Security shall be applied first to accrued interest and the balance, if any, to principal.

2.             Payments of principal of and interest on this Security shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.  Until the date on which all of the Securities shall have been surrendered or delivered to the Fiscal and Paying Agent for cancellation or destruction, or become due and payable and a sum sufficient to pay the principal of and interest on all of the Securities shall have been made available for payment and either paid or returned to the Bank as provided herein and in the Fiscal and Paying Agency Agreement, the Fiscal and Paying Agent or its affiliate shall at all times maintain an office or agency in New York City, where Securities may be presented or surrendered for payment; provided that, any successor Fiscal and Paying Agent appointed by the Bank as permitted by Section 10 of this Security, or the Bank upon undertaking the performance of the functions of Fiscal and Paying Agent, shall not be required to maintain an office in New York City but shall be required to maintain an office or agency the location of which shall be communicated promptly to the Holder of this Security.
3.             Except as otherwise provided on the face of this Security, this Security is transferable in whole or in part, and may be exchanged for a like aggregate principal amount of Securities of other authorized denominations, by the Holder in person, or by his, her or its attorney duly authorized in writing, at the office of the Fiscal and Paying Agent or its affiliate.  The Fiscal and Paying Agent shall maintain a register providing for the registration of the Securities and any exchange or transfer thereof (the "Security Register").  Upon surrender or presentation of this Security for exchange or registration of transfer, the Bank shall execute and the Fiscal and Paying Agent shall authenticate and deliver in exchange therefor a Security or Securities, each in a denomination of $250,000 or any amount in excess thereof which is an integral multiple of $1,000 which has or have an aggregate denomination equal to the denomination of this Security and is or are registered in such name or names requested by the Holder.  Any Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Fiscal and Paying Agent) be duly endorsed, or accompanied by a written instrument of transfer with such evidence of due authorization and guarantee of signature as may reasonably be required by the Fiscal and Paying Agent in form satisfactory to the Fiscal and Paying Agent, duly executed by the Holder or his, her or its attorney duly authorized in writing, and with such tax identification number or other information for each person in whose name a Security is to be issued as the Fiscal and Paying Agent may reasonably request to comply with applicable law.  No exchange or registration of transfer of this Security shall be made on or after the fifteenth day immediately preceding the Maturity Date.

No service charge (other than any cost of delivery) shall be imposed for any exchange or registration of transfer of this Security, but the Bank or Fiscal and Paying Agent may require the payment of a sum sufficient to cover any stamp or other tax or governmental charge that may be imposed in connection therewith (or presentation of evidence that such tax or charge has been paid).
Prior to due presentment of this Security for registration of transfer, the Bank, the Fiscal and Paying Agent and their respective agents may treat the Holder in whose name this Security is registered in the Security Register as the absolute owner of this Security for the purpose of receiving payments of principal of and interest on this Security and for all other purposes whatsoever, whether or not this Security be overdue, and the Bank and the Fiscal and Paying Agent shall not be affected by any notice to the contrary.
4.            This Security is not subject to repayment at the option of the Holder prior to the Maturity Date and is not subject to any sinking fund.
5.            This Security is subject to redemption at the option of the Bank, at any time on or after the 30th day prior to the Maturity Date, in whole or in part on no less than 30 nor more than 60 days' prior notice delivered to the Holders. This Security will be redeemable at a redemption price equal to 100% of the principal amount of this Security to be redeemed, plus accrued and unpaid interest. If fewer than all of the Securities are to be redeemed, the Fiscal and Paying Agent will select the Securities for redemption on a pro rata basis, by lot or by such other method in accordance with the Depository's procedures. This Security will be redeemed in denominations of $250,000 and integral multiples of $1,000 in excess thereof.  If any Securities are to be redeemed in part only, the notice of redemption that relates to such Securities will state the portion of such Securities to be redeemed. Unless the Bank defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on such Securities or the portions of such Securities called for redemption.
6.             The indebtedness of the Bank evidenced by this Security, including the principal and interest, is unsecured and unsubordinated but it is subordinate and junior in right of payment to the Bank's obligations to its depositors and other obligations that are entitled to any priorities or preferences, such as its obligations under bankers' acceptances and letters of credit and its obligations to any Federal Reserve Bank or the Federal Deposit Insurance Corporation ("FDIC") and to any rights acquired by the FDIC as a result of loans made by the FDIC to the Bank or the purchase or guarantee of any of its assets by the FDIC pursuant to the provisions of 12 U.S.C. Section 1823(c), (d) or (e), in each case whether outstanding at the date of this Security or hereafter incurred (except any such obligations which rank on a parity with or junior to this Security).  In the case of any insolvency proceedings, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation, dissolution or winding‑up of the Bank, whether voluntary or involuntary, all such obligations, except obligations that expressly rank on a parity with or junior to this Security, shall be entitled to be paid in full before any payment shall be made on account of the principal of, or interest on, this Security.  In the event of any such proceeding, after payment in full of all sums owing with respect to such prior obligations, the Holder of this Security, together with the holders of any other obligations of the Bank ranking on a parity with this Security, shall be entitled to be paid from the remaining assets of the Bank, the unpaid principal of, and the unpaid interest on, this Security or such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Bank ranking junior to this Security.  Nothing herein shall impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and any interest on this Security in accordance with its terms.

7.            Notwithstanding any other provisions of this Security, including specifically those set forth in the sections relating to events of default and covenants of the Bank, it is expressly understood and agreed that the FDIC or any other receiver or conservator of the Bank shall have the right in the performance of his or her legal duties, and as part of any transaction or plan of reorganization or liquidation designed to protect or further the continued existence of the Bank or the rights of any parties or agencies with an interest in, or claim against, the Bank or its assets, to transfer or direct the transfer of the obligations of this Security to any national banking association, state bank or bank holding company selected by him or her which shall expressly assume the obligation of the due and punctual payment of the unpaid principal and interest on this Security and the due and punctual performance of all covenants and conditions hereof; and that the completion of such transfer and assumption shall serve to supersede and void any default, acceleration or subordination which may have occurred, or which may occur due or related to such transaction, plan, transfer or assumption, pursuant to the provisions of this Security, and shall serve to return the Holder to the same position, other than for substitution of the obligor, it would have occupied had no default, acceleration or subordination occurred; except that any interest and principal previously due, other than by reason of acceleration, and not paid shall, in the absence of a contrary agreement by the Holder of this Security, be deemed to be immediately due and payable as of the date of such transfer and assumption, together with the interest from its original due date at the rate provided for herein.
8.            Any depository institution, as that term is defined in Section 3(c)(1) of the Federal Deposit Insurance Act, which holds this Security (or beneficial interest herein) shall be deemed to have agreed by acquiring this Security (or beneficial interest herein) that any rights of such institution to offset all or any portion of the indebtedness represented by this Security (or beneficial interest herein) against any indebtedness or other obligations of such institution to the Bank are waived by such institution.
9.            All notices to the Bank under this Security shall be in writing and addressed to the Bank at Santander Bank, N.A., 75 State Street, Boston, MA 02109, Attention: General Counsel, with a copy to, Santander Holdings USA, Inc., 75 State Street, Boston, MA 02109, , Attention: General Counsel, or to such other address as the Bank may notify to the Holder.  All notices to the Fiscal and Paying Agent shall be in writing and addressed to the Fiscal and Paying Agent at the office of the Fiscal and Paying Agent at Deutsche Bank Trust Company Americas, Trust and Agency Services, 60 Wall Street, MS NYC60-1630, New York, New York 10005, Attention: Deal Manager – Santander Bank, N.A., with a copy to Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust Company, Trust and Agency Services, 100 Plaza One, 6th Floor, Mail Stop JCY03-0699, Jersey City, New Jersey 07311-3901, Attention: Deal Manager – Santander Bank, N.A.  All notices to the Holder shall be in writing and sent by first‑class mail to the Holder at his or its address as set forth in the Security Register.

10.             In acting under the Fiscal and Paying Agency Agreement, the Fiscal and Paying Agent is acting solely as the agent of the Bank and does not assume any obligation or relationship of agency or trust with the Holder except money deposited with the Fiscal and Paying Agent will be held on behalf of the Holders until disbursed to the Holders, except as provided in the Fiscal and Paying Agency Agreement.  Under the terms of the Fiscal and Paying Agency Agreement, the Bank may remove any Fiscal and Paying Agent and appoint a new Fiscal and Paying Agent in respect of the Securities, or may remove any Fiscal and Paying Agent and undertake to perform at the Bank any or all of the functions of the Fiscal and Paying Agent under the Fiscal and Paying Agency Agreement.  The Bank shall notify, or cause the Fiscal and Paying Agent to notify, the Holder of this Security of the appointment of any successor Fiscal and Paying Agent or the undertaking of the Bank to perform at the Bank the functions of the Fiscal and Paying Agent.
11.             The Securities are issuable only as fully registered Securities without interest coupons in denominations of $250,000 or any amount in excess thereof which is an integral multiple of $1,000.
12.             The term "Event of Default," as used in this Security, means any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any decree, order, rule or regulation of any governmental agency or body):
  (i)  default in the payment of any interest with respect to the Securities when due, which continues for 30 calendar days;
  (ii)  default in the payment of any principal of the Securities when due;
  (iii)  the Bank consenting to, or a court or other administrative or governmental agency or body entering a decree or order for, the appointment of a receiver or other similar official (other than a conservator) in any liquidation, insolvency or similar proceeding with respect to the Bank or all or substantially of its property and, in the case of a decree or order without the consent of the Bank, such decree or order shall have remained in force for a period of 60 consecutive days;
The Fiscal and Paying Agency Agreement provides that the Bank will promptly notify the Fiscal and Paying Agent, and the Fiscal and Paying Agent will promptly notify by first‑class mail, postage prepaid, the Holders of the Securities, upon the occurrence of an Event of Default.
13.             If an Event of Default shall occur and be continuing, the Holder may, at its option, by written notice to the Bank and the Fiscal and Paying Agent, declare this Security to be, and on the day of such declaration shall have been delivered to the Bank and the Fiscal and Paying Agent, unless the Fiscal and Paying Agent shall have received notice from the Bank that all Events of Default have been cured by the Bank prior to receipt by the Fiscal and Paying Agent of such declaration, such Security shall become, immediately due and payable at its principal amount, together with accrued and unpaid interest thereon to the date of payment.

The Fiscal and Paying Agency Agreement provides that the Holder of this Security may rescind a declaration of an Event of Default and acceleration with respect to this Security under certain circumstances and may waive any past Event of Default and its consequences.
14.             Subject to Section 7 hereof, the Bank shall not consolidate with or merge into any other person or convey, transfer or lease its properties and assets substantially as an entirety to any person, unless (i) the person formed by such consolidation or into which the Bank is merged or the person which acquires by conveyance or transfer, or which leases, the properties and assets of the Bank substantially as an entirety shall be a corporation, partnership or other entity organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, (ii) the person shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest on this Security and the performance or observance of every provision of this Security on the part of the Bank to be performed or observed and (iii) immediately after that consolidation, merger, sale, conveyance, transfer or lease, the person is not in default in the performance or observance of any of the terms, covenants and conditions of the notes to be observed or performed by the Bank with respect to the notes.
15.             The Fiscal and Paying Agency Agreement provides that the Bank and the Fiscal and Paying Agent may amend the Fiscal and Paying Agency Agreement and the Securities, including amendments to the terms of the Securities designed to cure ambiguities, defects or inconsistencies, without the consent of the Holders of the Securities, except that the consent of all Holders of Securities is required in order to change the Maturity Date of any Security, to extend the time of payment on any overdue principal amount, to change the coin or currency in which any Security or the interest thereon is payable, to change the definition of Interest Payment Date, to reduce the principal amount of or rate of interest on any Security, to change the method of payment to other than wire transfer in immediately available funds, to impair the right of the Holder of this Security to institute suit for the enforcement of payments of principal of or interest or other amounts on the Securities, to reduce the percentage in principal amount of Securities outstanding the consent of whose Holders is required to amend the Fiscal and Paying Agency Agreement or the Securities or to modify the provisions of the Fiscal and Paying Agency Agreement governing the amendment thereof and of the Securities.  If the consent of the Holders of Securities is required, the Bank and the Fiscal and Paying Agent shall request such consent and will deliver to each Holder of Securities an explanation of such amendment and the terms thereof. It shall not be necessary for the Holders of Securities to approve the precise form of any proposed amendment.
Any consent or waiver given by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
16.             No reference herein to the Fiscal and Paying Agency Agreement and no provision of this Security shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.  No failure or delay on the part of the Holder in exercising any right under this Security shall operate as a waiver of, or impair, any such right.  No waiver of any such rights shall be effective unless given in writing.

17.            No recourse shall be had for the payment of principal of or interest on this Security for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor organization, either directly or through the Bank or any successor organization, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.
18.            This Security is a debt of the Bank only and is not an obligation of Santander Holdings USA, Inc. or any of its affiliates other than the Bank.
19.            THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND, WHERE APPROPRIATE, THE LAWS OF THE UNITED STATES.

Exhibit C

Interest Calculation Agreement

[Attached]

INTEREST CALCULATION AGREEMENT
Between
SANTANDER BANK, N.A.
and
DEUTSCHE BANK TRUST COMPANY AMERICAS
THIS AGREEMENT is made as of January 12, 2015 between Santander Bank, N.A., chartered under the laws of the United States of America (the "Bank"), and Deutsche Bank Trust Company Americas, a New York banking corporation, as the interest calculation agent (in such capacity, the "Calculation Agent," which term shall include any successor thereto).
WHEREAS, the Bank proposes to issue and sell $250 million aggregate principal amount of the Bank's floating rate senior notes ("Floating Rate Notes") pursuant to the terms and conditions of the Purchase Agreement, dated January 7, 2015 (the "Purchase Agreement"), by and among the Bank and the several purchasers named therein (the "Purchasers");
WHEREAS, Calculation Agent will act as Calculation Agent for the Floating Rate Notes pursuant to the terms and conditions set forth herein; and
WHEREAS, the Bank is entitled to the benefits of the Fiscal and Paying Agency Agreement (the "Fiscal and Paying Agency Agreement"), of even date herewith, between the Bank and Deutsche Bank Trust Company Americas as Fiscal and Paying Agent (in such capacity, the "Fiscal and Paying Agent");
NOW IT IS HEREBY AGREED THAT:
SECTION 1.                            Appointment of Calculation Agent.  The Bank hereby appoints Deutsche Bank Trust Company Americas as Calculation Agent with respect to the Floating Rate Notes to be issued by the Bank under the Fiscal and Paying Agency Agreement.  The Calculation Agent hereby accepts its appointment for the purposes of calculating the interest rate of and the amount of interest payable on, the Floating Rate Notes, for each interest accrual period, upon the terms and conditions set forth herein.  The calculation of the interest rate bases for the interest rates applicable to the Floating Rate Notes is as set forth in the Fiscal and Paying Agent Agency Agreement (including the Floating Rate Note attached thereto).

SECTION 2.                            Calculation of Interest Rate Bases.  (a)  The Calculation Agent shall calculate the interest rate of, and the amount of interest payable on, the Floating Rate Notes for each interest accrual period and shall communicate the same to the Bank and the Fiscal and Paying Agent upon the terms and conditions contained herein.  The Bank shall cause the Fiscal and Paying Agent to provide the Calculation Agent with not less than two (2) but not more than seven (7) Business Days' notice of the Interest Determination Date (as defined in the Floating Rate Note) with respect to which a particular Floating Rate Note calculation is to be made by the Calculation Agent, and the Calculation Agent shall notify the Fiscal and Paying Agent of such Floating Rate Note calculation on or before the applicable Calculation Date (as defined in the Floating Rate Note) and shall confirm such calculation in writing within twenty-four (24) hours after so notifying the Fiscal and Paying Agent.

(b)            The Calculation Agent shall calculate the amount of interest payable on each Floating Rate Note in the manner and at the times set forth in each such Floating Rate Note.

(c)            The Calculation Agent will, upon the request of any holder of a Floating Rate Note, provide the interest rate then in effect, and the interest rate which will become effective as a result of a determination made on the most recent Interest Determination Date with respect to such Floating Rate Note.

SECTION 3.                            Status of Calculation Agent.  Any acts taken by the Calculation Agent under this Agreement or in connection with any Floating Rate Notes, including, specifically, but without limitation, the calculation of any interest rate for a Floating Rate Note, shall be deemed to have been taken by the Calculation Agent solely in its capacity as an agent acting on behalf of the Bank and shall not create or imply any obligation to, or any trust or agency relationship with, any of the owners or holders of the Floating Rate Notes.

SECTION 4.                            Fees and Expenses.  The Calculation Agent shall be entitled to such compensation for its services under this Agreement as may be agreed upon with the Bank, and the Bank shall pay such compensation and shall reimburse the Calculation Agent for all reasonable expenses, disbursements and advances (including reasonable legal fees and expenses) incurred or made by the Calculation Agent pursuant to the services rendered by it under this Agreement upon receipt of such invoices as the Bank may reasonably require.

SECTION 5.                            Rights and Liabilities of the Calculation Agent.  From time to time, the Bank will furnish the Calculation Agent with a written list of the names of officers of the Bank authorized to give instructions and notices on behalf of the Bank hereunder (each, an "Instructing Representative").  The Calculation Agent shall be protected and shall incur no liability for, or in respect of, any action taken or omitted to be taken, or suffered by it in reliance upon any Floating Rate Note or written instruction, notice, request, direction, order, certificate, consent, report, affidavit, statement or other paper, document or communication reasonably believed by it in good faith to be genuine and to have been approved or signed by the proper party or parties.  Any instruction, notice, request, direction, order, certificate, consent, report, affidavit, statement or other paper, document or communication from the Bank or given by it and sent, delivered or directed to the Calculation Agent under, pursuant to, or as permitted by, any provision of this Agreement shall be sufficient for purposes of this Agreement if such instruction, notice, request, direction, order, certificate, consent, report, affidavit, statement, or other paper, document, communication or comment is in writing and signed by an Instructing Representative.  The Calculation Agent may conclusively rely, as to the truth of the statements expressed therein, upon any order, written instruction, notice, request, direction, certificate, consent, report, affidavit, statement, or other paper, document or communication, reasonably believed by it in good faith to be genuine, from the Bank or given by it and sent, delivered or directed to the Calculation Agent and conforming to the requirements of this Agreement, and the Calculation Agent shall be protected in acting upon any such order, written instruction, notice, request, direction, certificate, consent, report, affidavit, statement, or other paper, document or communication.  The Calculation Agent may consult with counsel satisfactory to it and the advice of such counsel or any opinion of counsel shall constitute full and complete authorization and protection of the Calculation Agent with respect to any action taken, omitted to be taken, or suffered by it hereunder in good faith and in accordance with and in reliance upon the advice of such counsel.  The Calculation Agent shall not be liable for any error resulting from the use of or reliance on a source or publication required to be used by any Floating Rate Note, this Agreement or any other document.  Neither the Calculation Agent nor its officers, directors, employees, agents or attorneys shall be liable to the Bank or any other party for any act or omission hereunder, or for any error of judgment made in good faith by it or them except in the case of gross negligence, or willful misconduct.  No party shall be liable for any default resulting from force majeure, which shall be deemed to include any circumstances beyond the reasonable control of the party affected.  In no event shall the Calculation Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Calculation Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 6.                            Duties of Calculation Agent.  The Calculation Agent shall be obligated only to perform such duties as are specifically set forth herein and no other duties or obligations on the part of the Calculation Agent, in its capacity as such, shall be implied by this Agreement.

SECTION 7.                            Termination, Resignation or Removal of the Calculation Agent.  The Calculation Agent may at any time terminate this Agreement by giving written notice to the Bank and the Fiscal and Paying Agent specifying the date on which the desired resignation shall become effective (the "Effective Date"); provided that such notice shall be given not less than sixty (60) calendar days prior to the Effective Date unless the Calculation Agent, the Bank and the Fiscal and Paying Agent otherwise agree in writing.  The Bank may terminate this Agreement at any time by giving written notice to the Calculation Agent and specifying the Effective Date of such termination which shall be at least twenty (20) calendar days after the date of such notice and shall not be less than forty-five (45) calendar days prior to the next Interest Payment Date.  Notwithstanding the foregoing, no termination by either the Calculation Agent or the Bank shall become effective prior to the date of the appointment of a successor Calculation Agent and the acceptance of such appointment by such successor Calculation Agent as provided in Section 8 hereof.  Upon termination by either party pursuant to the provisions of this Section, the Calculation Agent shall be entitled to the payment of any compensation owed to it by the Bank hereunder and to the reimbursement of all reasonable expenses incurred in connection with the services rendered by it hereunder, as provided by Section 4 hereof.  The provisions of Sections 5, 9 and 13 hereof shall remain in full force and effect following termination by either party.

SECTION 8.                            Appointment of Successor Calculation Agent.  In the event of the termination of this Agreement pursuant to Section 7 hereof, the Bank shall promptly appoint a successor Calculation Agent whose appointment shall become effective as of the Effective Date, Any successor Calculation Agent appointed by the Bank and approved by the Fiscal and Paying Agent following termination of this Agreement pursuant to the provisions of Section 7 hereof, shall execute and deliver to the original Calculation Agent, the Bank and the Fiscal and Paying Agent an instrument accepting such appointment.  Thereupon, such successor Calculation Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of the Calculation Agent and with like effect as if originally named as Calculation Agent hereunder, and the original Calculation Agent shall thereupon be obligated to transfer and deliver such relevant records or copies thereof maintained by the Calculation Agent in connection with the performance of its obligations hereunder.  Upon the appointment of a successor Calculation Agent and acceptance by it of such appointment the Calculation Agent so superseded shall cease to be such Calculation Agent hereunder.  In the event of termination of this Agreement by the Calculation Agent or the Bank pursuant to Section 7 hereof, if a successor Calculation Agent has not been appointed by the Bank by the Effective Date of such termination, the Calculation Agent may, at the expense of the Bank, petition any court of competent jurisdiction for appointment of a successor Calculation Agent.  Any successor Calculation Agent so appointed by such court shall immediately and without further act be superseded by any successor Calculation Agent appointed as provided above within one year from the date of the appointment by such court.

SECTION 9.                            Indemnification.  The Bank shall indemnify and hold harmless the Calculation Agent, its officers, directors, agents or attorneys and employees from and against all actions, claims, losses, damages, liabilities, costs and expenses (including reasonable legal and other professional fees and expenses) relating to or arising out of the acceptance of the appointment as Calculation Agent or out of actions or omissions from actions or alleged actions or omissions in any capacity hereunder, except actions, claims, losses, damages, liabilities costs and expenses to the extent caused by the gross negligence, or willful misconduct of the Calculation Agent, its officers, directors, agents, attorneys or employees.  The Calculation Agent shall incur no liability and shall be indemnified and held harmless by the Bank for any error resulting from use of or reliance on a source of publication required to be used by the Floating Rate Notes or this Agreement.  The Calculation Agent shall incur no liability and shall be indemnified and held harmless by the Bank for, or in respect of, any actions taken, omitted to be taken or suffered to be taken in good faith by the Calculation Agent in reliance upon (i) an opinion or advice of counsel, or (ii) a written instruction from the Bank.  The provisions of this Section shall survive the termination of this Agreement.

SECTION 10.                          Merger, Consolidation or Sale of Business by the Calculation Agent.  Any corporation into which the Calculation Agent may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Calculation Agent may be a party, or any corporation to which the Calculation Agent may sell or otherwise transfer all or substantially all of its corporate trust business and which assumes the obligations of the Calculation Agent hereunder, shall, to the extent permitted by applicable law, become the Calculation Agent under this Agreement without the execution or filing of any paper or any further act by the parties hereto.  Notice in writing of any such merger, consolidation or sale shall be given by the Calculation Agent to the Bank and to the Fiscal and Paying Agent prior to or upon the effectiveness of such merger, consolidation or sale.

SECTION 11.                          Notices.  Any notice or other communication required to be given hereunder shall be delivered in person, sent by letter or by telecopy to the addresses given below or such other address as a party hereto may have subsequently specified in writing:

If to the Bank:

Santander Bank, N.A. c/o Santander Holdings USA, Inc. 75 State Street Boston, MA 02109 Attention: Andrew Withers Telephone: (617) 757-3524 Fax: (617) 346-7494 Email: AWithers@santander.us
If to the Fiscal and Paying Agent or the Calculation Agent:

Deutsche Bank Trust Company Americas
Trust & Agency Services
60 Wall Street, 16th Floor
Mail Stop: NYC60-1630
New York, New York 10005
Attention:  Corporates Team – Santander Bank, N.A.
Facsimile:  (732) 578-4635

With a copy to:

Deutsche Bank Trust Company Americas
c/o Deutsche Bank National Trust Company
Trust & Agency Services
100 Plaza One, Mailstop JCY03-0699
Jersey City, New Jersey 07311
Attention: Corporates Team – Santander Bank, N.A.
 Facsimile: (732) 578-4635

Any notice hereunder given by letter or telecopy shall be deemed to have been received when it would have been received in the ordinary course of post or transmission, as the case may be.
SECTION 12.                                          Benefit of Agreement.  Except as provided herein, this Agreement is solely for the benefit of the parties hereto and their successors and assigns and no other person shall acquire or have any rights under or by virtue hereof.  The terms "successors" and "assigns" shall not include any purchaser of any Floating Rate Notes by reason merely of such purchase.

SECTION 13.                                          Governing Law.  This Agreement is to be delivered and performed in, and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York applicable to agreements to be entered into and to be performed in such state.

SECTION 14.                                          JURY TRIAL. EACH OF THE BANK AND THE CALCULATION AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREBY.

SECTION 15.                                        Severability.  If any provision of this Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any or all jurisdictions because it conflicts with any provision of any constitution, statute, rule or public policy or for any other reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case, circumstances or jurisdiction, or of rendering any other provision or provisions of this Agreement invalid, inoperative or unenforceable, to any extent whatsoever.

SECTION 16.                                          Counterparts.  This Agreement may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, each of such counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 17.                                          Amendments.  This Agreement may be amended from time to time by any instrument in writing executed and delivered by each of the parties hereto.

SECTION 18.                                          Amendment of the Fiscal and Paying Agency Agreement.  Anything in the Fiscal and Paying Agency Agreement to the contrary notwithstanding, any amendment or supplement thereto shall not become effective with respect to this Agreement or the Calculation Agent in its capacity as such unless and until the Calculation Agent shall have consented in writing to such amendment or supplement.

SECTION 19.                                          Amendments to Forms of Notes.  The Bank shall not, without first obtaining the prior written consent of the Calculation Agent, make any change to the Notes if such change would materially and adversely affect the Calculation Agent's duties and obligations under this Agreement.

SECTION 20.                                          Complete Agreement.  This Agreement embodies the entire under-standing between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

SECTION 21.                                          Conflicts with Other Agreements.  In any conflict relating to the rights or obligations of the Calculation Agent in connection with calculation of interest on the Floating Rate Notes, the terms of this Agreement shall govern such rights and obligations.

SECTION 22.                                          Ownership of Securities.  The Calculation Agent, its officers, employees and shareholders may become the owners of or acquire any interest in any Notes, with the same rights that it or they would have if it were not the Calculation Agent, and may engage or be interested in any financial or other transaction with the Bank as freely as if it were not the Calculation Agent.

SECTION 23.                                          Successors and Assigns.  All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not; provided, however, this Section 22 shall not by itself authorize any delegation of duties by the Calculation Agent or any assignment other than any assignment expressly permitted by the terms of this Agreement.

SECTION 24.                                          Definitions.  Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Fiscal and Paying Agency Agreement.